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AMERICAN LEGACY VARIABLE LIFE

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT J

HOME OFFICE LOCATION:
1300 SOUTH CLINTON STREET
P.O. BOX 1110
FORT WAYNE, INDIANA 46802
(800) 454-6265

ADMINISTRATIVE OFFICE
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(877)896-6206

This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life," "we," the "company").

The policy features:

- flexible premium payments;

- a choice of two death benefit options;

- a choice of underlying investment options

The Class 1 shares of the funds (the "funds") of the American Funds Insurance Series (the "series") are available through the Lincoln Life Flexible Premium Variable Life Account J ("Separate Account"). Each fund has its own investment objective. The policy owner (the "owner" or "you") is the person named in the policy schedule who has all of the policy ownership rights. You should review each fund's prospectus, which describes each fund in detail before making your decision. The funds available through the Separate Account are:

- Asset Allocation Fund                        - Growth Fund
- Bond Fund                                    - Growth-Income Fund
- Cash Management Fund                         - High-Income Bond Fund (formerly High-Yield
                                                 Bond Fund)
- Global Growth Fund                           - International Fund
- Global Small Capitalization Fund             - U.S. Government/AAA-Rated Securities Fund

This policy is designed to provide life insurance protection. Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. The value of the policy depends on the investment results of the funding options you select. Review this prospectus and the funds prospectus to achieve a clear understanding of any fund you are considering. If your plan already benefits from favorable tax treatment, be sure your policy meets your other financial goals before purchasing.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                         Prospectus Dated: May 1, 2002
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TABLE OF CONTENTS

                                   PAGE
---------------------------------------
SUMMARY OF THE POLICY                1
---------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT
  AND THE SEPARATE ACCOUNT
Lincoln Life                         5
The General Account                  6
The Separate Account                 6
Fund participation agreement         6
The investment advisor               6
Addition, deletion, or
  substitution of investments        7
---------------------------------------
THE POLICY
Requirements for issuance of a
  policy                             7
Units and unit values                7
Premium payment and allocation of
  premiums                           8
Dollar cost averaging program       10
Effective date                      10
Right to examine policy             11
Policy termination                  11
---------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge           11
Contingent deferred sales charge
  (CDSC)                            11
Contingent deferred
  administrative charge (CDAC)      12
Surrender charge                    12
Monthly deductions                  13
Cost of insurance charges           13
Monthly charge                      14
Fund charges and expenses           14
Mortality and expense risk charge   14
Other charges                       14
Reduction of charges                15
Exchange of Lincoln Life
  Universal Life policies           15
Term conversion credits             15
---------------------------------------
POLICY BENEFITS
Death benefit and death benefit
  types                             16
Death benefit guarantee             18
Policy changes                      18
Policy value                        18
Transfer between subaccounts        20
Transfer to and from the General
  Account                           20
Limits on frequent transfers        20
Loans                               21

---------------------------------------
                                   PAGE
Withdrawals                         22
Policy lapse and reinstatement      22
Surrender of the policy             23
Proceeds and payment options        23
---------------------------------------
GENERAL PROVISIONS
The contract                        24
Suicide                             24
Representations and
  contestability                    25
Incorrect age or sex                25
Change of owner or beneficiary      25
Assignment                          25
Reports and records                 25
Projection of benefits and values   26
Postponement of payments            26
Riders                              26
---------------------------------------
DISTRIBUTION OF THE POLICY          28
Advertising                         29
---------------------------------------
TAX ISSUES
Taxation of life insurance
  contracts in general              29
Policies which are MECS             31
Policies which are not MECS         31
Other considerations                32
Tax status of Lincoln Life          33
---------------------------------------
VOTING RIGHTS                       33
---------------------------------------
STATE REGULATION OF LINCOLN LIFE
  AND THE SEPARATE ACCOUNT          33
---------------------------------------
SAFEKEEPING OF THE SEPARATE
  ACCOUNT'S ASSETS                  33
---------------------------------------
LEGAL PROCEEDINGS                   34
---------------------------------------
OFFICERS & DIRECTORS OF LINCOLN
  NATIONAL LIFE INSURANCE CO.       34
---------------------------------------
EXPERTS                             36
---------------------------------------
ADDITIONAL INFORMATION              36
---------------------------------------
APPENDIX A: Table of base minimum
  premiums                          37
---------------------------------------
APPENDIX B: Table of surrender
  charges                           39
---------------------------------------
APPENDIX C: Illustrations of
  policy values                     41
---------------------------------------
FINANCIAL STATEMENTS
Separate Account Financial
  Statements                       J-1
Company Financial Statements       S-1
---------------------------------------

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SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Certain features, charges and fees may vary in certain states. You should refer to your policy contract for any state specific provisions. Policy values may change on a:

    1.) fixed basis;

    2.) variable basis; or a

    3.) combination of both fixed and variable bases.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if it results in your policy failing to meet Federal tax law requirements.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important choices to make:

    1.) one of the two death benefit types;

    2.) the amount of premium you want to pay; and

    3.) the amount of your net premium payment to be placed in each of the funding options you select.

Several riders are also available under the policy. (See Riders, page 26.)

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. See page 16.

For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the funds you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount (See Policy benefits beginning on page 16.)

AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described in the Premium payment section on page 8. If your

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policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy lapse and reinstatement, page 22.)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure its meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. (See Right to examine policy, page 11.)

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF FUNDING VEHICLES

You must choose the fund(s) in which you want to place each net premium payment. Ten subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

Each portfolio described below is an investment vehicle for one or more insurance company separate accounts. A given portfolio may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables we cannot guarantee there will be any correlation between the two investments. Even though the management, strategies and objectives of the fund are similar, the investment results may vary.

You may also choose to place all or part of your premium payment into the General Account. Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information see the General Account on page 6.

WHAT FUNDS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account J, established by Lincoln Life to receive and invest net premiums paid under the policy. Currently you may select from the Class 1 shares of the American Funds Insurance Series, which consists of ten funds. Below is a brief description of the investment objective of each fund. There can be no assurance that any of the stated investment objectives will be achieved.

ASSET ALLOCATION FUND -- The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

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BOND FUND -- The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

CASH MANAGEMENT FUND -- The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

GLOBAL GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GLOBAL SMALL CAPITALIZATION FUND -- The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH-INCOME FUND -- The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

HIGH-INCOME BOND FUND (FORMERLY HIGH-YIELD BOND FUND) -- The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.

INTERNATIONAL FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND -- The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

We deduct a percent of premium charge from each premium payment. The total charge is currently 5.75%, 3.25% for sales loads, and 2.50% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .81%, and is guaranteed not to exceed .90%. (See Charges and deductions, page 11.)

                                                                               3
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Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The table under Fund charges and expenses on page 14 shows your current expense levels for each fund.

Each policy year you may make 12 transfers between subaccounts or the General Account and the subaccounts. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Other charges, page 14.)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 8 policy years or during the 8 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and deductions beginning on page 11.)

You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.0%. (See Loans, page 21.) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels or benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies which are MECS, page 31), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to a charge

4
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deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value depending on the Insured's age (See table under Policy benefits, page 16.) The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy; these charges which decrease over time are explained in more detail beginning on page 11. The significant additional costs of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, and varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

On December 7, 2001, LNC sold its life reinsurance business to Swiss Re Life & Health America, Inc. (Swiss Re). This sale included the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also included the sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries: Lincoln National Reassurance Company and Lincoln National Health and Casualty Insurance Company, Indiana insurance companies; Special Pooled Risk Administrators, Inc., a New Jersey company; and Lincoln Re S.A., an Argentinean corporation. (See Note 9 of the Statutory-Basis financial statements of Lincoln Life for additional information regarding the sale.)

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, institutional investment management and financial planning and advisory services.

We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

                                                                               5
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THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account is not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established Lincoln Life Flexible Premium Variable Life Account J,
("Account J"), on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("Valuation Day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission ("Commission") does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into ten subaccounts. Each subaccount invests exclusively in shares of one of the funds comprising the American Funds Insurance Series: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund, U.S. Government/AAA-Rated Securities Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, we have agreed to notify the Series' Board of Trustees and to remedy, at our own expense, any such conflict. Each fund has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 and class 2 differ in that class 2 (but not class 1) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 shares are available under the policy.

There is no assurance that any fund of the American Funds Insurance Series will achieve its stated investment objective.

FUND PARTICIPATION AGREEMENT

Lincoln Life has entered into agreements with a fund group under which Lincoln Life makes the funds available under the policies and performs certain administrative services.

THE INVESTMENT ADVISOR

Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management is registered with the Commission as an investment advisor.

6
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ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Funds Insurance Series or any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes for some or all classes of policy owners.

We reserve the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a

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specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrender and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death benefit guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee, (see Death benefit guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code), you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date , the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT TO EXAMINE POLICY

The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part I of the application is completed, or ten days after the notice of withdrawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either our administrative mailing address or to the registered agent who sold it.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1.) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

  2.) the policy is surrendered,

  3.) the insured dies, or

  4.) the policy matures.

CHARGES AND DEDUCTIONS

Charges are described in the following paragraphs. Lincoln Life may make a profit on any charges, including mortality and expense risk and cost of insurance charges, and may use the profit from a charge for any purpose, including covering shortfalls from other charges.

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1.) Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider.

  2.) Administering the policy.

  3.) Assuming certain risks in connection with the policy.

  4.) Incurring expenses in distributing the policy.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

  a. 3.25% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 3.25%.

  b. 2.50% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.50%.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 8 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 8 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the table below. An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or the surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 8 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.

DURING POLICY YEAR               PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)                     TO BE DEDUCTED
---------------------------------------------------------
 2                                                   100%
 3                                                   100%
 4                                                   100%
 5                                                   100%
 6                                                    75%
 7                                                    50%
 8                                                    25%

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 8 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first 8 years after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years, and there have been significantly unfavorable investment results, there may be little or no money to return to you.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following:

  a.  the death benefit on the monthly anniversary day; divided by

  b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

  c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

  d.  1,000; the result multiplied by

  e.  the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations, and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE. A monthly charge of $7.50 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .35% to .83%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

                                                     TOTAL ANNUAL
                                                     FUND OPERATING                   TOTAL FUND
                                                     EXPENSES WITHOUT   TOTAL         OPERATING EXPENSES
ASSET                       MANAGEMENT   OTHER       WAIVERS OR         WAIVERS AND   WITH WAIVERS OR
FUND                        FEE*         EXPENSES*   REDUCTIONS*        REDUCTIONS*   REDUCTIONS*
--------------------------------------------------------------------------------------------------------
Asset Allocation               .43%         .02%           .45%            .00%              .45%
Bond                           .48          .01            .49             .00               .49
Cash Management                .45          .01            .46             .00               .46
Global Growth                  .66          .04            .70             .00               .70
Global Small
  Capitalization               .80          .03            .83             .00               .83
Growth                         .37          .01            .38             .00               .38
Growth-Income                  .33          .02            .35             .00               .35
High-Income Bond               .50          .01            .51             .00               .51
International                  .55          .06            .61             .00               .61
U. S. Gov't/AAA-Rated          .46          .01            .47             .00               .47

*Expressed as an annual percentage of each fund's average daily net assets.

See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0022191% (which is equivalent to an annual rate of .81% of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first eight policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account . The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes. (See Tax issues.)

REDUCTION OF CHARGES

The percent of premium charge, surrender charge and monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, the percent of premium charge and surrender charge will not be deducted on policies issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or CRMC or their affiliated or managed companies (based on the owner's status at the time the policy was purchased.) The amounts of any reductions will reflect the reduced sales effort and administrative expenses resulting from, or differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE UNIVERSAL LIFE POLICIES

Existing Lincoln Life Universal Life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the contingent deferred sales charge and the contingent deferred administrative charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life Variable Life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

We offer a checkbook service in which the Death Benefit proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the funds and is the only one authorized to transfer funds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

The policy offers two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes.)

TYPE 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at anytime is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

The specified percentages are shown in the table that follows:

ATTAINED       SPECIFIED    ATTAINED       SPECIFIED    ATTAINED       SPECIFIED
AGE            PERCENTAGE   AGE            PERCENTAGE   AGE            PERCENTAGE
---------------------------------------------------------------------------------
40 OR
YOUNGER        250%         55             150%         70             115%
41             243          56             146          71             113
42             236          57             142          72             111
43             229          58             138          73             109
44             222          59             134          74             107
45             215          60             130          75             105
46             209          61             128          THROUGH
47             203          62             126          90
48             197          63             124          91             104
49             191          64             122          92             103
50             185          65             120          93             102
51             178          66             119          94             101
52             171          67             118          95 OR          100
53             164          68             117          OLDER
54             157          69             116

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met, and taking into consideration loans or partial withdrawals. (See Policy lapse and reinstatement, page 21.) Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit options during the first two policy years may effect the death benefit guarantee monthly premium. These events and loans may also effect the policy's ability to remain in force.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

  a.  The monthly charge;

  b.  The cost of insurance for the first month;

  c.  Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  All partial surrender charges deducted since the preceding day;

  j.  The monthly charge;

  k.  The cost of insurance for the following month;

  l.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

The charges and deductions described above are further discussed in the Charges and deductions section beginning on page 11.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets, reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first six policy months. There is no minimum transfer amount; however, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

LIMITS ON FREQUENT TRANSFERS

The policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect fund performance through asset swings that decrease the fund's ability to provide maximum investment return to all policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this policy.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:
(1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and
(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners or harm the funds.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in the specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of no less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.0%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the eighth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 8 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax issues.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee, page 17), lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions, due to poor investment performance, due to withdrawals, due to indebtedness for policy loans, due to substantial reductions in specified amount, due to the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy has previously been surrendered.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address of Lincoln Life, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment or transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrendered policy is discussed under Tax Issues.

We offer a personalized checkbook service for surrender of your Policy. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately--even a check for the entire amount.

All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded the change will be effective as of date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to us and received at our administrative address. Once recorded the change will be effective as of the date signed. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered. We will provide to policyowners semi-annually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds. In addition, Policy Owners will receive statements of significant transactions such as: changes in Specified Amount, Death Benefit Option, or future premium allocations; transfers among Sub-Accounts; Premium Payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, affiliates of Lincoln Life, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

  (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

  (ii) the Commission by order permits postponement for the protection of owners; or

  (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through
64. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term death benefit upon the death of the first to die of the Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Last Survivor Term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for covered insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the Last Survivor Term rider to which it is attached.

DISTRIBUTION OF THE POLICY

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business.

Lincoln Life and American Fund Distributors, Inc. (AFD) are the co-Principal Underwriters for the policies. Both Lincoln Life and AFD are registered with the Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal business address of AFD is 333 South Hope Street, Los Angeles, Calif., 90071.

The Principal Underwriters have overall responsibility for establishing a selling plan for the Policies. Compensation by Lincoln Life to the Principal Underwriter is separate from that paid to the selling broker-dealer, the registered representative, and any other selling intermediaries.

The policy will be sold by registered representatives of broker dealers (including Lincoln Financial Advisors Corp., a registered broker-dealer affiliated with Lincoln Life) who are appointed as Lincoln Life's life insurance agents. The policy will also be sold by properly appointed representatives of independent broker-dealers which in turn have selling agreements with AFD and have been appropriately licensed by state insurance departments as agents of Lincoln Life. These representatives ordinarily receive commission and service fees up to 80% of the first year required premium (the death benefit guarantee monthly premium times 12), plus up to 3.0% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. The local agency or broker-dealer receives additional compensation on the first year required premium and all additional premiums, plus a small percentage of accumulated policy values. In some situations, the local agency or broker-dealer may elect to share its commission with the registered representative. Selling representatives are also eligible for cash bonuses and "non-cash compensation" if certain production levels are reached. "Non-cash compensation" (as defined in NASD Rule 2820) is represented by such things as office space, computers, club credit, newsletters, and training.

All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.

ADVERTISING

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the Policies. We may also occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals

(or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In general, this policy will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract) are paid into the policy during the first seven contract years. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

VOTING RIGHTS

To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.

We will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Fund not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $25,000,000 for a single loss and a $50,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.

After consultation with legal counsel and review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

OFFICERS AND DIRECTORS
LINCOLN NATIONAL LIFE INSURANCE CO.

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT                        PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------------------------------------------------------------------------
JON A. BOSCIA                          Chief Executive Officer and Chairman of the Board of
PRESIDENT AND DIRECTOR                 Directors [3/01-present]Lincoln National Corporation;
1500 Market Street                     President and Director [12/99-present] The Lincoln National
Suite 3900                             Life Insurance Company. Formerly: President, Chief Executive
Philadelphia, PA 19102                 Officer and Director [1/98-3/01], Lincoln National
                                       Corporation; President, Chief Executive Officer and Director
                                       [10/96-1/98], The Lincoln National Life Insurance Company.
JANET CHRZAN                           Senior Vice President and Chief Financial Officer
SENIOR VICE PRESIDENT AND CHIEF        [4/00-present]. Formerly: Vice President and Treasurer
FINANCIAL OFFICER                      [8/95-4/00], The Lincoln National Life Insurance Company.
JOHN H. GOTTA                          Chief Executive Officer of Life Insurance, Executive Vice
CHIEF EXECUTIVE OFFICER OF LIFE        President, Assistant Secretary and Director [12/99-present].
INSURANCE, EXECUTIVE VICE PRESIDENT,   Formerly: Senior Vice President and Assistant Secretary
ASSISTANT SECRETARY AND DIRECTOR       [4/98-12/99], Senior Vice President [2/98-4/98], Vice
350 Church Street                      President and General Manager [1/98-2/98], The Lincoln
Hartford, CT 06103                     National Life Insurance Company; Senior Vice President
                                       [3/96-12/97], Connecticut General Life Insurance Company.

NAME, ADDRESS AND POSITION(S)
WITH APPLICANT*                        PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------------------------------------------------------------------------
CHARLES E. HALDEMAN, JR.               Director [7/00-present], The Lincoln National Life Insurance
DIRECTOR                               Company; President, Chief Executive Officer and Director
One Commerce                           [1/00-present], Lincoln National Investment Companies,
2005 Market Street                     Incorporated; President, Chief Executive Officer and
Philadelphia, PA 19103                 Director [1/00-present], Delaware Management Holdings,
                                       Incorporated; President and Director [7/00-present], Lincoln
                                       Investment Management, Incorporated. Formerly: President and
                                       Chief Operating Officer [2/98-1/00], United Asset Management
                                       Corporation; Director and Partner 1/85-12/99], Cooke &
                                       Bieler, Incorporated.
J. MICHAEL HEMP                        President and Director [7/97-present], Lincoln Financial
SENIOR VICE PRESIDENT                  Advisors Incorporated; Senior Vice President [formerly Vice
350 Church Street                      President] [10/95-present], The Lincoln National Life
Hartford, CT 06103                     Insurance Company.
BARBARA S. KOWALCZYK                   Senior Vice President, Corporation Planning [5/94-present],
DIRECTOR                               Lincoln National Corporation; Director and Member of the
Centre Square                          Investment Committee [12/01-present], The Lincoln National
West Tower                             Life Insurance Company, Senior Vice President and Director
1500 Market Street                     [present] Lincoln National Management Corporation; Director
Suite 3900                             [present], Lincoln Life & Annuity Company of New York.
Philadelphia, PA 19102
GARY W. PARKER                         Senior Vice President and Chief Product Officer
SENIOR VICE PRESIDENT AND CHIEF        [3/00-present], Vice President, Product Management
PRODUCT OFFICER                        [7/98-3/00], The Lincoln National Life Insurance Company.
350 Church Street                      Formerly: Senior Vice President, Life Products [10/97-6/98],
Hartford, CT 06103                     Vice President, Marketing Services [9/89-10/97], Life of
                                       Virginia.
SEE YENG QUEK                          Chief Investment Officer and Director [5/01-present], The
CHIEF INVESTMENT OFFICER AND DIRECTOR  Lincoln National Life Insurance Company; Senior Vice
One Commerce Square                    President [8/00-present], Delaware Investments. Formerly:
Philadelphia, PA 19103                 Vice President [2/93-7/00], Conseco Capital Management,
                                       Incorporated.
LORRY J. STENSRUD                      Chief Executive Officer of Annuities, Executive Vice
CHIEF EXECUTIVE OFFICER OF ANNUITIES,  President and Director [6/00-present], The Lincoln National
EXECUTIVE VICE PRESIDENT AND DIRECTOR  Life Insurance Company. Formerly: President and Chief
                                       Executive Officer [6/95-6/00], Cova Life Insurance (Xerox
                                       Life).
RICHARD C. VAUGHAN                     Executive Vice President and Chief Financial Officer
DIRECTOR                               [1/95-present].
Centre Square
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102

*Unless otherwise indicated, the principal business address is 1300 South
 Clinton Street, Fort Wayne, Indiana 46801.

EXPERTS

The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802 as set forth in their reports which also appear elsewhere in this prospectus and in the registration statement. The financial statements audited by Ernst & Young LLP have been included here in reliance on their reports given on their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the registration statement.

Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this Registration Statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Commission, under the Securities Act of l933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the Registration Statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---------------------------------------------------------------------------------
  0       **     3.62       **       **
---------------------------------------------------------------------------------
  1              2.12                      41     8.33     8.81    11.82    12.18
  2              2.12                      42     8.80     9.28    12.88    13.24
  3              2.12                      43     9.17     9.77    13.81    14.29
  4              2.12                      44     9.69    10.29    15.17    15.53
  5              2.12                      45    10.12    10.84    16.46    16.94
---------------------------------------------------------------------------------
  6              2.12                      46    10.59    11.43    17.58    18.18
  7              2.12                      47    11.34    12.18    18.69    19.41
  8              2.13                      48    11.98    13.06    20.10    20.82
  9              2.21                      49    12.86    13.94    21.52    22.24
 10              2.31                      50    13.80    15.00    22.98    23.82
---------------------------------------------------------------------------------
 11              2.41                      51    14.92    16.24    24.75    25.59
 12              2.65                      52     16.0    17.47    26.57    27.53
 13              3.00                      53    17.27    18.71    28.74    29.82
 14              3.18                      54    18.73    20.29    31.04    32.12
 15              3.35                      55    20.26    22.06    33.39    34.59
---------------------------------------------------------------------------------
 16     3.59     3.71     4.29     4.41    56    21.90    23.82    35.66    36.98
 17     3.94     4.06     4.64     4.76    57    23.72    25.76    36.62    38.06
 18     4.12     4.24     4.82     4.94    58    25.72    27.88    37.59    39.15
 19     4.12     4.24     4.82     4.94    59    27.78    30.18    38.68    40.36
 20     4.12     4.24     5.00     5.12    60    30.13    32.65    39.90    41.70
---------------------------------------------------------------------------------
 21     4.12     4.24     5.05     5.29    61    32.83    35.47    41.25    43.17
 22     4.12     4.24     5.05     5.29    62    34.55    37.43    42.79    44.83
 23     4.12     4.24     5.23     5.47    63    35.58    38.70    44.46    46.74
 24     4.12     4.24     5.41     5.65    64    36.80    40.04    46.01    48.65
 25     4.12     4.24     5.41     5.65    65    38.03    41.51    47.93    50.57
---------------------------------------------------------------------------------
 26     4.17     4.29     5.41     5.65    66    38.73    42.39    51.20    52.47
 27     4.36     4.48     5.41     5.65    67    39.58    43.30    53.53    54.93
 28     4.57     4.69     5.41     5.65    68    41.17    45.11    55.99    57.52
 29     4.78     4.90     5.60     5.84    69    43.28    47.35    58.82    60.26
 30     5.01     5.13     5.94     6.18    70    45.66    49.78    61.93    63.21
---------------------------------------------------------------------------------
 31     5.26     5.38     6.18     6.42    71    48.30    52.46    65.39    66.41
 32     5.52     5.64     6.50     6.74    72    51.55    55.63    69.24    70.09
 33     5.80     5.92     6.84     7.08    73    55.35    59.42    73.74    74.33
 34     6.09     6.21     7.20     7.44    74    59.69    63.68    78.52    78.90
 35     6.40     6.52     7.58     7.82    75    64.41    68.23    83.30    83.55
---------------------------------------------------------------------------------
 36     6.73     6.85     7.99     8.23    76    69.46    72.85    87.78    88.03
 37     7.08     7.20     8.42     8.66    77    74.84    77.72    92.28    92.54
 38     7.21     7.57     9.11     9.35    78    80.70    82.95    96.81    97.06
 39     7.60     7.96     9.88    10.24    79    87.32    88.72   101.48   101.74
 40     8.02     8.38    10.76    11.12    80    94.43    95.11   106.44   106.69
---------------------------------------------------------------------------------

 *To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX A CONTINUED

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
FEMALE, AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---------------------------------------------------------------------------------
 0        **     2.98       **       **
---------------------------------------------------------------------------------
 1               1.76                      41     7.06     7.42     9.29     9.53
 2               1.76                      42     7.43     7.79     9.88    10.24
 3               1.76                      43     7.70     8.18    10.58    10.94
 4               1.76                      44     7.99     8.59    11.64    12.00
 5               1.76                      45     8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
 6               1.76                      46     8.76     9.48    13.46    13.94
 7               1.76                      47     9.24     9.96    14.34    14.82
 8               1.76                      48     9.63    10.47    15.28    15.88
 9               1.83                      49    10.06    11.02    16.52    17.12
10               1.90                      50    10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
11               1.98                      51    11.57    12.53    19.04    19.76
12               2.12                      52    12.33    13.41    20.46    21.18
13               2.15                      53    13.21    14.29    21.75    22.59
14               2.24                      54    14.15    15.35    23.16    24.00
15               2.33                      55    14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
16      2.30     2.42     2.76     2.88    56    15.62    16.94    25.69    26.65
17      2.40     2.52     2.88     3.00    57    16.38    17.82    26.92    27.88
18      2.51     2.63     3.06     3.18    58    17.15    18.71    28.04    29.12
19      2.62     2.74     3.13     3.25    59    18.03    19.59    29.27    30.35
20      2.73     2.85     3.28     3.40    60    19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
21      2.85     2.97     3.43     3.55    61    20.73    22.41    33.21    34.41
22      2.98     3.10     3.58     3.70    62    22.73    24.53    35.60    36.92
23      3.12     3.24     3.74     3.86    63    25.08    27.00    36.75    38.19
24      3.25     3.37     3.92     4.04    64    27.61    29.65    37.97    39.53
25      3.41     3.53     4.10     4.22    65    30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
26      3.56     3.68     4.29     4.41    66    32.23    34.59    39.74    41.52
27      3.73     3.85     4.49     4.61    67    33.48    35.93    40.14    42.12
28      3.90     4.02     4.71     4.83    68    33.83    36.35    41.44    42.92
29      4.09     4.21     4.93     5.05    69    34.44    36.92    43.19    44.63
30      4.28     4.40     5.17     5.29    70    35.49    38.12    45.32    46.67
---------------------------------------------------------------------------------
31      4.37     4.61     5.42     5.54    71    37.48    40.19    47.97    49.20
32      4.59     4.83     5.69     5.81    72    39.99    42.75    51.10    52.29
33      4.82     5.06     5.97     6.09    73    43.05    45.85    54.79    55.89
34      5.06     5.30     6.27     6.39    74    46.75    49.51    59.11    60.04
35      5.32     5.56     6.58     6.70    75    50.82    53.53    63.83    64.47
---------------------------------------------------------------------------------
36      5.59     5.83     6.79     7.03    76    55.39    57.93    68.68    69.06
37      5.76     6.12     7.14     7.38    77    60.51    62.76    73.61    73.86
38      6.06     6.42     7.50     7.74    78    66.49    68.31    79.00    79.26
39      6.38     6.74     7.88     8.12    79    73.50    74.73    84.97    85.22
40      6.71     7.07     8.58     8.82    80    81.21    81.89    91.60    91.86
---------------------------------------------------------------------------------

 *To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---------------------------------------------------------------------------------
  0       **     3.52       **       **
---------------------------------------------------------------------------------
  1              2.79                      41    10.98    11.62    15.60    16.06
  2              2.79                      42    11.59    12.23    16.98    17.47
  3              2.79                      43    12.10    12.89    18.22    18.85
  4              2.79                      44    12.78    13.57    20.02    20.48
  5              2.79                      45    13.35    14.30    21.71    22.35
---------------------------------------------------------------------------------
  6              2.79                      46    13.97    15.09    23.19    23.98
  7              2.79                      47    14.96    16.06    24.66    25.61
  8              2.79                      48    15.80    17.23    26.53    27.48
  9              2.90                      49    16.96    18.39    28.40    29.35
 10              3.04                      50    18.22    19.80    30.34    31.44
---------------------------------------------------------------------------------
 11              3.17                      51    19.69    21.43    32.65    33.77
 12              3.48                      52    21.14    23.06    35.07    36.32
 13              3.96                      53    22.79    24.68    37.93    39.36
 14              4.18                      54    24.73    26.77    40.96    42.39
 15              4.42                      55    26.73    29.11    44.07    45.65
---------------------------------------------------------------------------------
 16     4.73     4.88     5.65     5.81    56    28.91    31.44    47.06    48.40
 17     5.19     5.35     6.12     6.27    57    31.31    33.99    48.33    48.40
 18     5.43     5.59     6.36     6.51    58    33.95    36.81    48.40    48.40
 19     5.43     5.59     6.36     6.51    59    36.65    39.82    48.40    48.40
 20     5.43     5.59     6.58     6.75    60    39.75    43.08    48.40    48.40
---------------------------------------------------------------------------------
 21     5.43     5.59     6.67     6.97    61    43.32    46.82    48.40    48.40
 22     5.43     5.59     6.67     6.97    62    45.58    48.40    48.40    48.40
 23     5.43     5.59     6.89     7.22    63    46.97    48.40    48.40    48.40
 24     5.43     5.59     7.13     7.44    64    48.40    48.40    48.40    48.40
 25     5.43     5.59     7.13     7.44    65    48.40    48.40    48.40    48.40
---------------------------------------------------------------------------------
 26     5.50     5.65     7.13     7.44    66    48.40    48.40    48.40    48.40
 27     5.74     5.92     7.13     7.44    67    48.40    48.40    48.40    48.40
 28     6.03     6.18     7.13     7.44    68    48.12    48.12    48.40    48.40
 29     6.31     6.47     7.37     7.70    69    47.85    47.85    48.35    48.35
 30     6.60     6.78     7.83     8.14    70    47.62    47.62    48.28    48.28
---------------------------------------------------------------------------------
 31     6.93     7.08     8.14     8.47    71    47.42    47.42    48.21    48.21
 32     7.28     7.44     8.56     8.89    72    47.24    47.24    48.18    48.18
 33     7.66     7.81     9.02     9.33    73    47.06    47.06    48.17    48.17
 34     8.03     8.18     9.50     9.81    74    46.79    46.79    48.14    48.14
 35     8.45     8.60     9.99    10.32    75    46.44    46.44    47.85    47.85
---------------------------------------------------------------------------------
 36     8.87     9.04    10.54    10.85    76    46.06    46.06    46.81    46.81
 37     9.35     9.50    11.11    11.42    77    45.38    45.38    45.65    45.65
 38     9.50     9.99    12.01    12.34    78    44.08    44.08    44.37    44.37
 39    10.03    10.49    13.02    13.51    79    42.67    42.67    42.96    42.96
 40    10.58    11.04    14.19    14.67    80    41.12    41.12    41.41    41.41
---------------------------------------------------------------------------------

 *For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

**This classification is not available below the age of 16.

APPENDIX B CONTINUED

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
FEMALE, AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---------------------------------------------------------------------------------
 0        **     2.90       **       **
---------------------------------------------------------------------------------
 1               2.31                      41     9.31     9.79    12.25    12.56
 2               2.31                      42     9.79    10.27    13.02    13.51
 3               2.31                      43    10.14    10.78    13.95    14.43
 4               2.31                      44    10.54    11.33    15.36    15.84
 5               2.31                      45    11.11    11.90    16.76    17.23
---------------------------------------------------------------------------------
 6               2.31                      46    11.55    12.50    17.75    18.39
 7               2.31                      47    12.19    13.13    18.92    19.56
 8               2.31                      48    12.72    13.82    20.17    20.97
 9               2.40                      49    13.27    14.54    21.80    22.59
10               2.51                      50    14.10    15.36    23.43    24.22
---------------------------------------------------------------------------------
11               2.62                      51    15.27    16.52    25.12    26.07
12               2.79                      52    16.28    17.69    26.99    27.94
13               2.82                      53    17.42    18.85    28.69    29.81
14               2.95                      54    18.68    20.26    30.56    31.68
15               3.06                      55    19.69    21.43    32.43    33.53
---------------------------------------------------------------------------------
16      3.04     3.19     3.63     3.78    56    20.61    22.35    33.90    35.16
17      3.17     3.32     3.78     3.96    57    21.63    23.52    35.53    36.81
18      3.30     3.45     4.03     4.18    58    22.62    24.68    37.00    38.43
19      3.45     3.61     4.14     4.29    59    23.78    25.85    38.63    40.06
20      3.61     3.76     4.31     4.47    60    25.41    27.48    40.96    42.39
---------------------------------------------------------------------------------
21      3.76     3.92     4.51     4.66    61    27.37    29.57    43.82    45.41
22      3.92     4.09     4.71     4.88    62    29.99    32.36    46.97    48.40
23      4.11     4.27     4.93     5.08    63    33.09    35.64    48.40    48.40
24      4.29     4.44     5.17     5.32    64    36.43    39.12    48.40    48.40
25      4.49     4.64     5.39     5.57    65    39.84    42.86    48.40    48.40
---------------------------------------------------------------------------------
26      4.69     4.86     5.65     5.81    66    43.19    46.35    48.40    48.40
27      4.91     5.08     5.92     6.07    67    45.56    48.40    48.40    48.40
28      5.15     5.30     6.20     6.36    68    46.75    48.40    48.40    48.40
29      5.39     5.54     6.51     6.67    69    48.17    48.17    48.31    48.31
30      5.65     5.81     6.82     6.97    70    47.78    47.78    47.97    47.97
---------------------------------------------------------------------------------
31      5.76     6.07     7.15     7.30    71    47.41    47.41    47.67    47.67
32      6.05     6.36     7.50     7.66    72    46.96    46.96    47.41    47.41
33      6.36     6.67     7.88     8.03    73    46.38    46.38    47.11    47.11
34      6.67     7.00     8.27     8.43    74    45.76    45.76    46.71    46.71
35      7.02     7.33     8.69     8.84    75    45.13    45.13    46.22    46.22
---------------------------------------------------------------------------------
36      7.37     7.70     8.95     9.26    76    44.54    44.54    45.73    45.73
37      7.59     8.07     9.42     9.72    77    43.99    43.99    45.30    45.30
38      7.99     8.47     9.90    10.21    78    43.48    43.48    44.06    44.06
39      8.40     8.89    10.41    10.71    79    42.51    42.51    42.65    42.65
40      8.84     9.33    11.33    11.64    80    40.94    40.94    41.07    41.07
---------------------------------------------------------------------------------

 *For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

**This classification is not available below the age of 16.

APPENDIX C

ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the l980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90% per year, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.

In each of the illustrations, an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .50%), the mortality and expense risk charge (.81% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.51% using current charges, and 10.41% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.59% and -1.33% respectively using current charges and 4.50% and -1.42% respectively using guaranteed charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING CURRENT CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   1,391    $100,000   $100,000   $100,000    $   975    $ 1,040    $  1,106
                  2          2,852    100,000    100,000     100,000      1,929      2,121       2,321
                  3          4,386    100,000    100,000     100,000      2,861      3,242       3,655
                  4          5,996    100,000    100,000     100,000      3,769      4,403       5,117
                  5          7,688    100,000    100,000     100,000      4,655      5,607       6,723
-------------------------------------------------------------------------------------------------------
                  6          9,463    100,000    100,000     100,000      5,515      6,852       8,486
                  7         11,328    100,000    100,000     100,000      6,349      8,142      10,421
                  8         13,285    100,000    100,000     100,000      7,156      9,476      12,548
                  9         15,341    100,000    100,000     100,000      7,936     10,856      14,886
                 10         17,499    100,000    100,000     100,000      8,687     12,283      17,457
-------------------------------------------------------------------------------------------------------
                 15         30,021    100,000    100,000     100,000     11,952     20,155      34,778
                 20         46,003    100,000    100,000     100,000     14,162     29,310      63,201
                 25         66,400    100,000    100,000     147,262     14,770     39,782     109,897
                 30         92,433    100,000    100,000     226,384     13,212     51,996     185,560

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $   115    $   180    $    246
                  2      1,069      1,261       1,461
                  3      2,001      2,382       2,795
                  4      2,909      3,543       4,257
                  5      3,795      4,747       5,863
---------------------
                  6      4,870      6,207       7,841
                  7      5,919      7,712       9,991
                  8      6,941      9,261      12,333
                  9      7,936     10,856      14,886
                 10      8,687     12,283      17,457
---------------------
                 15     11,952     20,155      34,778
                 20     14,162     29,310      63,201
                 25     14,770     39,782     109,897
                 30     13,212     51,996     185,560

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   1,391    $100,000   $100,000   $100,000    $   946    $ 1,010    $  1,075
                  2          2,852    100,000    100,000     100,000      1,872      2,059       2,254
                  3          4,386    100,000    100,000     100,000      2,775      3,145       3,546
                  4          5,996    100,000    100,000     100,000      3,655      4,269       4,963
                  5          7,688    100,000    100,000     100,000      4,510      5,432       6,516
-------------------------------------------------------------------------------------------------------
                  6          9,463    100,000    100,000     100,000      5,339      6,635       8,219
                  7         11,328    100,000    100,000     100,000      6,142      7,877      10,086
                  8         13,285    100,000    100,000     100,000      6,918      9,160      12,135
                  9         15,341    100,000    100,000     100,000      7,666     10,486      14,384
                 10         17,499    100,000    100,000     100,000      8,385     11,855      16,855
-------------------------------------------------------------------------------------------------------
                 15         30,021    100,000    100,000     100,000     11,484     19,364      33,435
                 20         46,003    100,000    100,000     100,000     13,519     28,000      60,460
                 25         66,400    100,000    100,000     140,383     13,872     37,666     104,763
                 30         92,433    100,000    100,000     214,691     11,468     48,278     175,976

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $    86    $   150    $    215
                  2      1,012      1,199       1,394
                  3      1,915      2,285       2,686
                  4      2,795      3,409       4,103
                  5      3,650      4,572       5,656
---------------------
                  6      4,694      5,990       7,574
                  7      5,712      7,447       9,656
                  8      6,703      8,945      11,920
                  9      7,666     10,486      14,384
                 10      8,385     11,855      16,855
---------------------
                 15     11,484     19,364      33,435
                 20     13,519     28,000      60,460
                 25     13,872     37,666     104,763
                 30     11,468     48,278     175,976

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,675 ANNUAL PREMIUM USING CURRENT CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   1,759    $100,000   $100,000   $100,000    $ 1,223    $ 1,305    $  1,388
                  2          3,605    100,000    100,000     100,000      2,420      2,662       2,914
                  3          5,544    100,000    100,000     100,000      3,582      4,061       4,581
                  4          7,580    100,000    100,000     100,000      4,710      5,506       6,404
                  5          9,718    100,000    100,000     100,000      5,803      6,999       8,402
-------------------------------------------------------------------------------------------------------
                  6         11,963    100,000    100,000     100,000      6,863      8,543      10,594
                  7         14,320    100,000    100,000     100,000      7,881     10,130      12,993
                  8         16,794    100,000    100,000     100,000      8,856     11,765      15,622
                  9         19,393    100,000    100,000     100,000      9,791     13,450      18,508
                 10         22,121    100,000    100,000     100,000     10,686     15,190      21,683
-------------------------------------------------------------------------------------------------------
                 15         37,951    100,000    100,000     100,000     14,371     24,632      43,038
                 20         58,155    100,000    100,000     122,577     16,379     35,369      78,075
                 25         83,940    100,000    100,000     180,399     16,278     47,846     134,626
                 30        116,849    100,000    100,000     275,175     13,076     62,861     225,554

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $   191    $   273    $    356
                  2      1,388      1,630       1,882
                  3      2,550      3,029       3,549
                  4      3,678      4,474       5,372
                  5      4,771      5,967       7,370
---------------------
                  6      6,089      7,769       9,820
                  7      7,365      9,614      12,477
                  8      8,598     11,507      15,364
                  9      9,791     13,450      18,508
                 10     10,686     15,190      21,683
---------------------
                 15     14,371     24,632      43,038
                 20     16,379     35,369      78,075
                 25     16,278     47,846     134,626
                 30     13,076     62,861     225,554

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,675 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                       DEATH BENEFIT                     POLICY VALUE
                                       -------------------------------   -------------------------------
                        PREMIUMS       ASSUMING                          ASSUMING
END                     ACCUMULATED    HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST PER   -------------------------------   -------------------------------
YEAR                    YEAR           0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
--------------------------------------------------------------------------------------------------------
                  1      $   1,759     $100,000   $100,000   $100,000    $ 1,169    $ 1,249    $  1,329
                  2          3,605     100,000    100,000     100,000      2,304      2,537       2,780
                  3          5,544     100,000    100,000     100,000      3,404      3,863       4,361
                  4          7,580     100,000    100,000     100,000      4,464      5,225       6,085
                  5          9,718     100,000    100,000     100,000      5,483      6,623       7,964
--------------------------------------------------------------------------------------------------------
                  6         11,963     100,000    100,000     100,000      6,458      8,055      10,011
                  7         14,320     100,000    100,000     100,000      7,386      9,520      12,244
                  8         16,794     100,000    100,000     100,000      8,265     11,018      14,680
                  9         19,393     100,000    100,000     100,000      9,093     12,548      17,341
                 10         22,121     100,000    100,000     100,000      9,866     14,108      20,250
--------------------------------------------------------------------------------------------------------
                 15         37,951     100,000    100,000     100,000     12,859     22,400      39,651
                 20         58,155     100,000    100,000     112,065     13,949     31,388      71,379
                 25         83,940     100,000    100,000     163,920     12,096     40,801     122,328
                 30        116,849     100,000    100,000     247,808      5,547     50,523     203,121

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $   137    $   217    $    297
                  2      1,272      1,505       1,748
                  3      2,372      2,831       3,329
                  4      3,432      4,193       5,053
                  5      4,451      5,591       6,932
---------------------
                  6      5,684      7,281       9,237
                  7      6,870      9,004      11,728
                  8      8,007     10,760      14,422
                  9      9,093     12,548      17,341
                 10      9,866     14,108      20,250
---------------------
                 15     12,859     22,400      39,651
                 20     13,949     31,388      71,379
                 25     12,096     40,801     122,328
                 30      5,547     50,523     203,121

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   3,465    $100,000   $100,000   $100,000    $ 2,188    $ 2,345    $  2,502
                  2          7,103    100,000    100,000     100,000      4,285      4,735       5,205
                  3         10,923    100,000    100,000     100,000      6,292      7,175       8,134
                  4         14,935    100,000    100,000     100,000      8,225      9,684      11,334
                  5         19,146    100,000    100,000     100,000     10,079     12,261      14,833
-------------------------------------------------------------------------------------------------------
                  6         23,569    100,000    100,000     100,000     11,834     14,893      18,650
                  7         28,212    100,000    100,000     100,000     13,497     17,590      22,834
                  8         33,088    100,000    100,000     100,000     15,059     20,352      27,427
                  9         38,207    100,000    100,000     100,000     16,515     23,179      32,484
                 10         43,582    100,000    100,000     100,000     17,859     26,076      38,067
-------------------------------------------------------------------------------------------------------
                 15         74,770    100,000    100,000     100,000     22,736     41,866      77,134
                 20        114,574    100,000    100,000     155,318     23,538     60,862     145,157
                 25        165,374    100,000    100,000     269,568     16,529     86,027     256,732
                 30        230,211          0    128,466     457,280          0    122,349     435,505

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $     0    $     0    $      0
                  2      1,374      1,824       2,294
                  3      3,381      4,264       5,223
                  4      5,314      6,773       8,423
                  5      7,168      9,350      11,922
---------------------
                  6      9,651     12,710      16,467
                  7     12,041     16,135      21,378
                  8     14,331     19,624      26,700
                  9     16,515     23,179      32,484
                 10     17,859     26,076      38,067
---------------------
                 15     22,736     41,866      77,134
                 20     23,538     60,862     145,157
                 25     16,529     86,027     256,732
                 30          0    122,349     435,505

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   3,465    $100,000   $100,000   $100,000    $ 2,120    $ 2,272    $  2,425
                  2          7,103    100,000    100,000     100,000      4,148      4,585       5,041
                  3         10,923    100,000    100,000     100,000      6,083      6,938       7,869
                  4         14,935    100,000    100,000     100,000      7,919      9,330      10,930
                  5         19,146    100,000    100,000     100,000      9,649     11,756      14,244
-------------------------------------------------------------------------------------------------------
                  6         23,569    100,000    100,000     100,000     11,267     14,213      17,840
                  7         28,212    100,000    100,000     100,000     12,765     16,697      21,749
                  8         33,088    100,000    100,000     100,000     14,129     19,199      26,001
                  9         38,207    100,000    100,000     100,000     15,344     21,711      30,640
                 10         43,582    100,000    100,000     100,000     16,400     24,229      35,715
-------------------------------------------------------------------------------------------------------
                 15         74,770    100,000    100,000     100,000     18,811     36,810      70,521
                 20        114,574    100,000    100,000     141,299     13,735     48,821     132,055
                 25        165,374          0    100,000     244,380          0     59,294     232,743
                 30        230,211          0    100,000     410,614          0     68,033     391,061

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $     0    $     0    $      0
                  2      1,237      1,674       2,130
                  3      3,172      4,027       4,958
                  4      5,008      6,419       8,019
                  5      6,738      8,845      11,333
---------------------
                  6      9,084     12,030      15,657
                  7     11,310     15,242      20,293
                  8     13,401     18,471      25,273
                  9     15,344     21,711      30,640
                 10     16,400     24,229      35,715
---------------------
                 15     18,811     36,810      70,521
                 20     13,735     48,821     132,055
                 25          0     59,294     232,743
                 30          0     68,033     391,061

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   4,515    $100,000   $100,000   $100,000    $ 2,648    $ 2,846    $  3,044
                  2          9,256    100,000    100,000     100,000      5,194      5,758       6,347
                  3         14,234    100,000    100,000     100,000      7,634      8,736       9,935
                  4         19,460    100,000    100,000     100,000      9,972     11,791      13,852
                  5         24,948    100,000    100,000     100,000     12,203     14,924      18,140
-------------------------------------------------------------------------------------------------------
                  6         30,711    100,000    100,000     100,000     14,323     18,141      22,845
                  7         36,761    100,000    100,000     100,000     16,337     21,455      28,036
                  8         43,114    100,000    100,000     100,000     18,222     24,856      33,765
                  9         49,785    100,000    100,000     100,000     19,973     28,354      40,117
                 10         56,789    100,000    100,000     100,000     21,578     31,952      47,185
-------------------------------------------------------------------------------------------------------
                 15         97,427    100,000    100,000     114,141     27,502     52,347      98,398
                 20        149,293    100,000    100,000     197,888     29,196     79,842     184,942
                 25        215,488    100,000    125,914     343,185     23,389    119,918     326,843
                 30        299,971    100,000    177,774     581,606      4,081    169,309     553,911

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $     0    $     0    $      0
                  2        629      1,193       1,782
                  3      3,069      4,171       5,370
                  4      5,407      7,226       9,287
                  5      7,638     10,359      13,575
---------------------
                  6     10,899     14,717      19,421
                  7     14,055     19,173      25,753
                  8     17,081     23,715      32,624
                  9     19,973     28,354      40,117
                 10     21,578     31,952      47,185
---------------------
                 15     27,502     52,347      98,398
                 20     29,196     79,842     184,942
                 25     23,389    119,918     326,843
                 30      4,081    169,309     553,911

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .81% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

AMERICAN LEGACY VARIABLE LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                      DEATH BENEFIT                     POLICY VALUE
                                      -------------------------------   -------------------------------
                        PREMIUMS      ASSUMING                          ASSUMING
END                     ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF                      AT 5%         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY                  INTEREST      -------------------------------   -------------------------------
YEAR                    PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------
                  1      $   4,515    $100,000   $100,000   $100,000    $ 2,301    $ 2,485    $  2,671
                  2          9,256    100,000    100,000     100,000      4,467      4,981       5,521
                  3         14,234    100,000    100,000     100,000      6,497      7,489       8,573
                  4         19,460    100,000    100,000     100,000      8,388     10,008      11,854
                  5         24,948    100,000    100,000     100,000     10,135     12,538      15,395
-------------------------------------------------------------------------------------------------------
                  6         30,711    100,000    100,000     100,000     11,727     15,073      19,225
                  7         36,761    100,000    100,000     100,000     13,146     17,599      23,377
                  8         43,114    100,000    100,000     100,000     14,373     20,107      27,893
                  9         49,785    100,000    100,000     100,000     15,386     22,583      32,823
                 10         56,789    100,000    100,000     100,000     16,165     25,020      38,239
-------------------------------------------------------------------------------------------------------
                 15         97,427    100,000    100,000     100,000     15,997     36,644      76,841
                 20        149,293    100,000    100,000     157,566      5,104     46,777     147,258
                 25        215,488          0    100,000     274,930          0     53,481     261,838
                 30        299,971          0    100,000     462,885          0     53,308     440,843

                       NET CASH SURRENDER VALUE
                       -------------------------------
                       ASSUMING
END                    HYPOTHETICAL GROSS
OF                     ANNUAL INVESTMENT RETURN OF
POLICY                 -------------------------------
YEAR                   0% GROSS   6% GROSS   12% GROSS
---------------------
                  1    $     0    $     0    $      0
                  2          0        416         956
                  3      1,932      2,924       4,008
                  4      3,823      5,443       7,289
                  5      5,570      7,973      10,830
---------------------
                  6      8,304     11,649      15,801
                  7     10,864     15,317      21,095
                  8     13,232     18,966      26,751
                  9     15,386     22,583      32,823
                 10     16,165     25,020      38,239
---------------------
                 15     15,997     36,644      76,841
                 20      5,104     46,777     147,258
                 25          0     53,481     261,838
                 30          0     53,308     440,843

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .50% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

             Lincoln Life Flexible Premium Variable Life Account J

                 (This page has been left blank intentionally.)

Lincoln Life Flexible Premium Variable Life Account J

Statement of assets and liabilities

December 31, 2001

                                                      CONTRACT PURCHASES                       MORTALITY & EXPENSE
                                                      DUE FROM THE LINCOLN                     CHARGES PAYABLE TO THE
                                                      NATIONAL LIFE                            LINCOLN NATIONAL LIFE
SUBACCOUNT                               INVESTMENTS  INSURANCE COMPANY     TOTAL ASSETS       INSURANCE COMPANY
---------------------------------------------------------------------------------------------------------------------
AFIS Bond                                $  520,298          $   --         $         520,298           $ 35
AFIS Cash Management                        993,757            9                      993,766            66
AFIS High-Yield Bond                        791,439            70                     791,509            53
AFIS Growth-Income                        8,784,315          7,761                  8,792,076           589
AFIS Growth                              11,527,496            --                  11,527,496           777
AFIS U.S. Government/ AAA-Rated
   Securities                               349,918            5                      349,923            23
AFIS International                        3,001,355          10,277                 3,011,632           199
AFIS Asset Allocation                     1,893,143          20,819                 1,913,962           126
AFIS Global Growth                        1,725,899            --                   1,725,899           115
AFIS Global Small Capitalization            853,525            --                     853,525            57

                                         CONTRACT REDEMPTIONS
                                         DUE TO THE LINCOLN
                                         NATIONAL LIFE
SUBACCOUNT                               INSURANCE COMPANY     NET ASSETS
---------------------------------------
AFIS Bond                                $        3               $  520,260
AFIS Cash Management                             --                 993,700
AFIS High-Yield Bond                             --                 791,456
AFIS Growth-Income                               --                8,791,487
AFIS Growth                                   2,160               11,524,559
AFIS U.S. Government/ AAA-Rated
   Securities                                    --                 349,900
AFIS International                               --                3,011,433
AFIS Asset Allocation                            --                1,913,836
AFIS Global Growth                           15,110                1,710,674
AFIS Global Small Capitalization             10,478                 842,990

                                         NON-AFFILIATED
-------------------------------------------------------
Investments at Cost                      $   36,078,463
Investments at Market                        30,441,145
See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account J
Statements of operations
Years ended December 31, 1999, 2000 and 2001


                                            AFIS        AFIS
                                AFIS        CASH        HIGH-YIELD
                                BOND        MANAGEMENT  BOND
                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------
Year Ended December 31, 1999
Net Investment Income:
  - Dividends from investment
    income                      $  1,756    $10,172     $   62,065
------------------------------
  - Dividends from net
    realized gains on
    investments                       --         --             --
------------------------------
  - Mortality and expense risk
    charge                          (152)    (1,932)        (5,251)
------------------------------  ----------  ----------  ----------
Net investment income              1,604      8,240         56,814
------------------------------
Net Realized and Unrealized
    Gain (Loss) on
    Investments:
  - Net realized gain (loss)
    on investments                  (427)        97        (21,578)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                     (427)       882         (2,599)
------------------------------  ----------  ----------  ----------
Net realized and unrealized
    gain (loss) on investments      (854)       979        (24,177)
------------------------------  ----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from
    operations                  $    750    $ 9,219     $   32,637
------------------------------  ==========  ==========  ==========
Year Ended December 31, 2000
Net Investment Income (Loss):
  - Dividends from investment
    income                      $    414    $ 2,068     $    5,017
------------------------------
  - Dividends from net
    realized gains on
    investments                       --         --             --
------------------------------
  - Mortality and expense risk
    charge                          (443)    (2,933)        (4,680)
------------------------------  ----------  ----------  ----------
Net investment income (loss)         (29)      (865)           337
------------------------------
Net Realized and Unrealized
    Gain (Loss) on
    Investments:
  - Net realized gain (loss)
    on investments                  (131)     5,466        (18,899)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                    2,410     13,875         (4,606)
------------------------------  ----------  ----------  ----------
Net realized and unrealized
    gain (loss) on investments     2,279     19,341        (23,505)
------------------------------  ----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from
    operations                  $  2,250    $18,476     $  (23,168)
------------------------------  ==========  ==========  ==========
Year Ended December 31, 2001
Net Investment Income:
  - Dividends from investment
    income                         5,706     41,469        100,198
------------------------------
  - Dividends from net
    realized gains on
    investments                       --         --             --
------------------------------
  - Mortality and expense risk
    charge                        (1,635)    (6,087)        (6,620)
------------------------------  ----------  ----------  ----------
Net investment income              4,071     35,382         93,578
------------------------------
Net Realized and Unrealized
    Gain (Loss) on
    Investments:
  - Net realized gain (loss)
    on investments                   478     (3,484)       (38,130)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                    7,920    (13,374)       (20,445)
------------------------------  ----------  ----------  ----------
Net realized and unrealized
    gain (loss) on investments     8,398    (16,858)       (58,575)
------------------------------  ----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from
    operations                  $ 12,469    $18,524     $   35,003
------------------------------  ==========  ==========  ==========

See accompanying notes.

                                                             AFIS
                                                             U.S.                                                AFIS
                                                             GOVERNMENT/                 AFIS        AFIS        GLOBAL
                                AFIS           AFIS          AAA-RATED    AFIS           ASSET       GLOBAL      SMALL
                                GROWTH-INCOME  GROWTH        SECURITIES   INTERNATIONAL  ALLOCATION  GROWTH      CAPITALIZATION
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
Net Investment Income:
  - Dividends from investment
    income                      $    94,142    $     16,238  $  7,555     $     52,089   $  59,570   $   9,704   $        1,189
------------------------------
  - Dividends from net
    realized gains on
    investments                     977,393       1,627,784        --          390,123     119,653      49,941           41,828
------------------------------
  - Mortality and expense risk
    charge                          (41,925)        (69,769)     (955)         (23,878)    (12,902)     (5,023)          (2,159)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net investment income             1,029,610       1,574,253     6,600          418,334     166,321      54,622           40,858
------------------------------
Net Realized and Unrealized
    Gain (Loss) on
    Investments:
  - Net realized gain (loss)
    on investments                    2,861         139,956      (164)         108,575         309       6,670           17,998
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                    (555,794)      2,437,446    (7,979)       1,342,723     (86,053)    358,585          130,662
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net realized and unrealized
    gain (loss) on investments     (552,933)      2,577,402    (8,143)       1,451,298     (85,744)    365,255          148,660
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net increase (decrease) in net
    assets resulting from
    operations                  $   476,677    $  4,151,655  $ (1,543)    $  1,869,632   $  80,577   $ 419,877   $      189,518
------------------------------  =============  ============  ===========  =============  ==========  ==========  ==============
Year Ended December 31, 2000
Net Investment Income (Loss):
  - Dividends from investment
    income                      $    12,197    $        354  $    761     $      2,071   $   5,629   $   1,643   $        1,848
------------------------------
  - Dividends from net
    realized gains on
    investments                      96,399          86,815        --           69,957          --      14,700           12,858
------------------------------
  - Mortality and expense risk
    charge                          (56,294)       (116,445)   (1,271)         (36,015)    (13,267)    (13,519)          (6,526)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net investment income (loss)         52,302         (29,276)     (510)          36,013      (7,638)      2,824            8,180
------------------------------
Net Realized and Unrealized
    Gain (Loss) on
    Investments:
  - Net realized gain (loss)
    on investments                  (42,166)        237,361      (408)         172,388     (42,856)     22,769           15,645
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                     508,919         155,123    18,074       (1,294,824)     95,749    (404,627)        (210,147)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net realized and unrealized
    gain (loss) on investments      466,753         392,484    17,666       (1,122,436)     52,893    (381,858)        (194,502)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net increase (decrease) in net
    assets resulting from
    operations                  $   519,055    $    363,208  $ 17,156     $ (1,086,423)  $  45,255   $(379,034)  $     (186,322)
------------------------------  =============  ============  ===========  =============  ==========  ==========  ==============
Year Ended December 31, 2001
Net Investment Income:
  - Dividends from investment
    income                          174,612          79,914    13,315           37,086      66,882      15,846            8,809
------------------------------
  - Dividends from net
    realized gains on
    investments                     904,504       3,286,545        --          898,472     105,839     147,714           56,234
------------------------------
  - Mortality and expense risk
    charge                          (68,136)        (99,895)   (2,054)         (26,969)    (14,466)    (13,595)          (6,650)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net investment income             1,010,980       3,266,564    11,261          908,589     158,255     149,965           58,393
------------------------------
Net Realized and Unrealized
    Gain (Loss) on
    Investments:
  - Net realized gain (loss)
    on investments                  (64,914)       (111,994)    3,709         (103,703)     (4,042)    (25,786)         (26,425)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                    (798,725)     (5,862,118)   (1,030)      (1,595,270)   (156,422)   (392,612)        (147,555)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net realized and unrealized
    gain (loss) on investments     (863,639)     (5,974,112)    2,679       (1,698,973)   (160,464)   (418,398)        (173,980)
------------------------------  -------------  ------------  -----------  -------------  ----------  ----------  --------------
Net increase (decrease) in net
    assets resulting from
    operations                  $   147,341    $ (2,707,548) $ 13,940     $   (790,384)  $  (2,209)  $(268,433)  $     (115,587)
------------------------------  =============  ============  ===========  =============  ==========  ==========  ==============

Lincoln Life Flexible Premium Variable Life Account J
Statements of changes in net assets
Years ended December 31, 1999, 2000 and 2001


                                             AFIS        AFIS
                                AFIS         CASH        HIGH-YIELD
                                BOND         MANAGEMENT  BOND
                                SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------
Net assets at January 1, 1999   $    7,928   $ 236,840   $  723,925
------------------------------
Changes From Operations:
  - Net investment income            1,604       8,240       56,814
------------------------------
  - Net realized gain (loss)
    on investments                    (427)         97      (21,578)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                       (427)        882       (2,599)
------------------------------  -----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from
    operations                         750       9,219       32,637
------------------------------
Changes From Unit
    Transactions:
  - Contract purchases              87,470     622,759      285,858
------------------------------
  - Contract redemptions           (66,943)   (586,240)    (390,442)
------------------------------  -----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from unit
    transactions                    20,527      36,519     (104,584)
------------------------------  -----------  ----------  ----------
Total increase (decrease) in
    net assets                      21,277      45,738      (71,947)
------------------------------  -----------  ----------  ----------
Net assets at December 31,
    1999                            29,205     282,578      651,978
------------------------------
Changes From Operations:
  - Net investment income
    (Loss)                             (29)       (865)         337
------------------------------
  - Net realized gain (loss)
    on investments                    (131)      5,466      (18,899)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                      2,410      13,875       (4,606)
------------------------------  -----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from
    operations                       2,250      18,476      (23,168)
------------------------------
Changes From Unit
    Transactions:
  - Contract purchases              44,017     596,595      216,042
------------------------------
  - Contract redemptions           (23,079)   (517,412)    (260,586)
------------------------------  -----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from unit
    transactions                    20,938      79,183      (44,544)
------------------------------  -----------  ----------  ----------
Total increase (decrease) in
    net assets                      23,188      97,659      (67,712)
------------------------------  -----------  ----------  ----------
Net assets at December 31,
    2000                            52,393     380,237      584,266
Changes From Operations:
  - Net investment income
    (Loss)                           4,071      35,382       93,578
------------------------------
  - Net realized gain (loss)
    on investments                     478      (3,484)     (38,130)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                      7,920     (13,374)     (20,445)
------------------------------  -----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from
    operations                      12,469      18,524       35,003
------------------------------
Changes From Unit
    Transactions:
  - Contract purchases             548,033     984,834      459,441
------------------------------
  - Contract redemptions           (92,635)   (389,895)    (287,254)
------------------------------  -----------  ----------  ----------
Net increase (decrease) in net
    assets resulting from unit
    transactions                   455,398     594,939      172,187
------------------------------  -----------  ----------  ----------
Total increase (decrease) in
    net assets                     467,867     613,463      207,190
------------------------------  -----------  ----------  ----------
Net assets at December 31,
    2001                        $  520,260   $ 993,700   $  791,456
------------------------------  ===========  ==========  ==========

See accompanying notes.


                                                            AFIS
                                                            U.S.                                                  AFIS
                                                            GOVERNMENT/                 AFIS         AFIS         GLOBAL
                                AFIS           AFIS         AAA-RATED    AFIS           ASSET        GLOBAL       SMALL
                                GROWTH-INCOME  GROWTH       SECURITIES   INTERNATIONAL  ALLOCATION   GROWTH       CAPITALIZATION
                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999   $ 4,137,305    $ 6,697,476  $  103,501   $  2,450,129   $ 1,131,248  $   114,593  $      166,739
------------------------------
Changes From Operations:
  - Net investment income         1,029,610      1,574,253       6,600        418,334       166,321       54,622          40,858
------------------------------
  - Net realized gain (loss)
    on investments                    2,861        139,956        (164)       108,575           309        6,670          17,998
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                    (555,794)     2,437,446      (7,979)     1,342,723       (86,053)     358,585         130,662
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net increase (decrease) in net
    assets resulting from
    operations                      476,677      4,151,655      (1,543)     1,869,632        80,577      419,877         189,518
------------------------------
Changes From Unit
    Transactions:
  - Contract purchases            2,684,521      2,737,646      51,202      1,085,823     1,165,323      810,529         227,295
------------------------------
  - Contract redemptions         (1,145,587)    (1,485,730)    (19,531)      (950,667)     (444,695)     (97,160)       (105,736)
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net increase (decrease) in net
    assets resulting from unit
    transactions                  1,538,934      1,251,916      31,671        135,156       720,628      713,369         121,559
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Total increase (decrease) in
    net assets                    2,015,611      5,403,571      30,128      2,004,788       801,205    1,133,246         311,077
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net assets at December 31,
    1999                          6,152,916     12,101,047     133,629      4,454,917     1,932,453    1,247,839         477,816
------------------------------
Changes From Operations:
  - Net investment income
    (Loss)                           52,302        (29,276)       (510)        36,013        (7,638)       2,824           8,180
------------------------------
  - Net realized gain (loss)
    on investments                  (42,166)       237,361        (408)       172,388       (42,856)      22,769          15,645
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                     508,919        155,123      18,074     (1,294,824)       95,749     (404,627)       (210,147)
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net increase (decrease) in net
    assets resulting from
    operations                      519,055        363,208      17,156     (1,086,423)       45,255     (379,034)       (186,322)
------------------------------
Changes From Unit
    Transactions:
  - Contract purchases            2,622,516      3,941,555     105,704      1,532,031       519,878    1,091,909         724,932
------------------------------
  - Contract redemptions         (1,375,006)    (2,256,836)    (58,119)    (1,029,998)     (801,821)    (316,703)       (200,150)
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net increase (decrease) in net
    assets resulting from unit
    transactions                  1,247,510      1,684,719      47,585        502,033      (281,943)     775,206         524,782
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Total increase (decrease) in
    net assets                    1,766,565      2,047,927      64,741       (584,390)     (236,688)     396,172         338,460
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net assets at December 31,
    2000                          7,919,481     14,148,974     198,370      3,870,527     1,695,765    1,644,011         816,276
Changes From Operations:
  - Net investment income
    (Loss)                        1,010,980      3,266,564      11,261        908,589       158,255      149,965          58,393
------------------------------
  - Net realized gain (loss)
    on investments                  (64,914)      (111,994)      3,709       (103,703)       (4,042)     (25,786)        (26,425)
------------------------------
  - Net change in unrealized
    appreciation or
    depreciation on
    investments                    (798,725)    (5,862,118)     (1,030)    (1,595,270)     (156,422)    (392,612)       (147,555)
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net increase (decrease) in net
    assets resulting from
    operations                      147,341     (2,707,548)     13,940       (790,384)       (2,209)    (268,433)       (115,587)
------------------------------
Changes From Unit
    Transactions:
  - Contract purchases            2,315,630      3,600,271     212,864        854,988       549,707      688,228         333,160
------------------------------
  - Contract redemptions         (1,590,965)    (3,517,138)    (75,274)      (923,698)     (329,427)    (353,132)       (190,859)
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net increase (decrease) in net
    assets resulting from unit
    transactions                    724,665         83,133     137,590        (68,710)      220,280      335,096         142,301
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Total increase (decrease) in
    net assets                      872,006     (2,624,415)    151,530       (859,094)      218,071       66,663          26,714
------------------------------  -------------  -----------  -----------  -------------  -----------  -----------  --------------
Net assets at December 31,
    2001                        $ 8,791,487    $11,524,559  $  349,900   $  3,011,433   $ 1,913,836  $ 1,710,674  $      842,990
------------------------------  =============  ===========  ===========  =============  ===========  ===========  ==============

Lincoln Life Flexible Premium Variable Life Account J

Notes to financial statements
December 31, 2001

1. Accounting policies and variable account information

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account J (Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on March 9, 1994. The Variable Account was registered with the Securities and Exchange Commission on May 2, 1994, under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on June 21, 1995.

The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The Variable Account invests in the American Funds Insurance
Series (AFIS) which consists of ten mutual funds: Bond Fund, Cash Management Fund, High-Yield Bond Fund, Growth-Income Fund, Growth Fund, U.S. Government/AAA-Rated Securities Fund, International Fund, Asset Allocation Fund, Global Growth Fund and Global Small Capitalization Fund (Funds). AFIS is registered as an open-ended investment management company. Investments in the Funds are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and expense risk charge & other transactions with affiliate

PERCENT OF PREMIUM CHARGE: Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 5.75% of each premium payment to cover state taxes and federal income tax liabilities. Amounts retained during 2001, 2000 and 1999 by Lincoln Life for such charges were $401,214, $357,676 and $326,225, respectively.

VARIABLE ACCOUNT CHARGES: Amounts are charged daily to the Variable Account by Lincoln Life for a mortality and expense risk charge at a current annual rate of ..81% of the average daily net asset value of the Variable Account. These charges are made in return for Lincoln Life's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

OTHER CHARGES: Other charges, which are paid to Lincoln Life by redeeming Variable Account units, are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 2001, 2000 and 1999 amounted to $2,197,042, $1,836,049 and $1,504,586, respectively.

The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate Lincoln Life for continuing administration of the policies, premium billings, overhead expenses, and other miscellaneous expenses.

Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be assessed each time a policyowner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first eight policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through eight decrease by policy year to 0% in the ninth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

Lincoln Life Flexible Premium Variable Life Account J

3.  Condensed financial information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and do not include contract charges deducted directly from policy account values.

                                         UNIT VALUE           UNIT VALUE
SUBACCOUNT                               BEGINNING OF PERIOD  END OF PERIOD  UNITS OUTSTANDING  NET ASSETS      TOTAL RETURN (1)
--------------------------------------------------------------------------------------------------------------------------------
AFIS Bond Fund
  American Legacy Variable Life (.81%
     Fee Rate)                               $      1.30      $  1.40             372,738       $      520,260         7.60%
AFIS Cash Management Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      1.27         1.31             760,181              993,700         2.83%
AFIS High-Yield Bond Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      1.35         1.45             546,256              791,456         7.14%
AFIS Growth-Income Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      2.31         2.36           3,732,745            8,791,487         1.95%
AFIS Growth Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      3.38         2.75           4,187,842           11,524,559       -18.60%
AFIS U.S. Government/AAA-Rated
   Securities Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      1.36         1.45             241,324              349,900         6.37%
AFIS International Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      2.17         1.73           1,741,076            3,011,433       -20.38%
AFIS Asset Allocation Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      1.90         1.90           1,006,093            1,913,836        -0.04%
AFIS Global Growth Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      1.88         1.60           1,066,690            1,710,674       -14.68%
AFIS Global Small Capitalization Fund
  American Legacy Variable Life (.81%
     Fee Rate)                                      1.61         1.39             604,934              842,990       -13.33%

                                         INVESTMENT INCOME
SUBACCOUNT                               RATIO (2)
---------------------------------------
AFIS Bond Fund                                        2.83%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS Cash Management Fund                             5.51%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS High-Yield Bond Fund                            12.26%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS Growth-Income Fund                               2.08%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS Growth Fund                                      0.65%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS U.S. Government/AAA-Rated
   Securities Fund                                    5.26%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS International Fund                               1.11%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS Asset Allocation Fund                            3.75%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS Global Growth Fund                               0.94%
  American Legacy Variable Life (.81%
     Fee Rate)
AFIS Global Small Capitalization Fund                 1.07%
  American Legacy Variable Life (.81%
     Fee Rate)

(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Lincoln Life Flexible Premium Variable Life Account J

Notes to financial statements
(continued)

4. Purchases and sales of investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

                                         AGGREGATE    AGGREGATE
                                         COST OF      PROCEEDS
                                         PURCHASES    FROM SALES
-----------------------------------------------------------------
AFIS Bond Fund                           $   486,412  $    26,908
---------------------------------------
AFIS Cash Management Fund                    994,592      364,239
---------------------------------------
AFIS High-Yield Bond Fund                    484,388      218,679
---------------------------------------
AFIS Growth-Income Fund                    2,341,107      613,163
---------------------------------------
AFIS Growth Fund                           5,317,037    1,965,357
---------------------------------------
AFIS U.S. Government/AAA-Rated
   Securities Fund                           216,874       68,018
---------------------------------------
AFIS International Fund                    1,390,409      560,864
---------------------------------------
AFIS Asset Allocation Fund                   513,380      155,651
---------------------------------------
AFIS Global Growth Fund                      640,397      140,220
---------------------------------------
AFIS Global Small Capitalization Fund        317,236      106,061
---------------------------------------

5. Investments
The following is a summary of investments owned at December 31, 2001.

                                                      NET
                                         SHARES       ASSET    VALUE OF      COST OF
                                         OUTSTANDING  VALUE    SHARES        SHARES
-----------------------------------------------------------------------------------------
AFIS Bond Fund                              49,837    $ 10.44  $    520,298  $    510,440
---------------------------------------
AFIS Cash Management Fund                   87,095      11.41       993,757       994,270
---------------------------------------
AFIS High-Yield Bond Fund                   67,185      11.78       791,439       883,676
---------------------------------------
AFIS Growth-Income Fund                    277,108      31.70     8,784,315     9,732,769
---------------------------------------
AFIS Growth Fund                           260,214      44.30    11,527,496    13,958,142
---------------------------------------
AFIS U.S. Government/AAA-Rated
   Securities Fund                          29,479      11.87       349,918       339,609
---------------------------------------
AFIS International Fund                    249,905      12.01     3,001,355     4,409,723
---------------------------------------
AFIS Asset Allocation Fund                 132,388      14.30     1,893,143     2,036,005
---------------------------------------
AFIS Global Growth Fund                    128,606      13.42     1,725,899     2,150,772
---------------------------------------
AFIS Global Small Capitalization Fund       74,091      11.52       853,525     1,063,057
---------------------------------------

6. New investment funds and fund name changes

During 2000, the American Variable Insurance Series (AVIS) family of funds changed its name to American Funds Insurance Series (AFIS).

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
 and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account J

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account J ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Bond, AFIS Cash Management, AFIS High-Yield Bond, AFIS Growth-Income, AFIS Growth, AFIS US Government/AAA-Rated Securities, AFIS International, AFIS Asset Allocation, AFIS Global Growth, and AFIS Global Small Capitalization), as of December 31, 2001 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account J at December 31, 2001 and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2002

The Lincoln National Life Insurance Company

Balance Sheets -- Statutory Basis

                                                         December 31
                                                       2001      2000
                                                     --------- ---------
                                                        (in millions)
                                                     -------------------
        Admitted assets
        Cash and investments:
         Bonds                                       $23,421.0 $21,852.5

        -----------------------------------------
         Preferred stocks                                223.6     261.7

        -----------------------------------------
         Unaffiliated common stocks                      107.6     161.7

        -----------------------------------------
         Affiliated common stocks                        623.5     743.0

        -----------------------------------------
         Mortgage loans on real estate                 4,098.7   4,102.0

        -----------------------------------------
         Real estate:

        -----------------------------------------
           Properties occupied by the company              6.2      10.5

        -----------------------------------------
           Properties held for sale                      243.6     261.2

        -----------------------------------------
         Policy loans                                  1,708.7   1,723.5

        -----------------------------------------
         Short-term investments                          798.1   1,427.9

        -----------------------------------------
         Other investments                               466.6     485.0

        -----------------------------------------
         Cash and cash equivalents                     1,899.4      20.5

                                                     --------- ---------
        -----------------------------------------
        Total cash and investments
        -----------------------------------------     33,597.0  31,049.5
        Premiums and fees in course of collection
        -----------------------------------------          3.1     111.5
        Accrued investment income
        -----------------------------------------        457.2     444.2
        Reinsurance recoverable
        -----------------------------------------        550.4     450.7
        Funds withheld by ceding companies
        -----------------------------------------        154.1      74.4
        Company owned policies and contracts
        -----------------------------------------        361.4     335.0
        Net deferred federal income taxes
        -----------------------------------------        180.2        --
        Goodwill
        -----------------------------------------         33.1      38.4
        Other admitted assets
        -----------------------------------------        130.9     106.2
        Separate account assets                       38,636.5  43,904.6
        -----------------------------------------    --------- ---------
        Total admitted assets                        $74,103.9 $76,514.5
        -----------------------------------------    ========= =========

                                                                  December 31
                                                               2001       2000
                                                             ---------  ---------
                                                                 (in millions)
                                                             --------------------
Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
------------------------------------------------------------
   Future policy benefits and claims                         $28,071.8  $27,828.0
------------------------------------------------------------
   Dividends payable                                              65.1       77.7
------------------------------------------------------------
   Other policyholder liabilities                                 56.0      220.5
------------------------------------------------------------ ---------  ---------
 Total policy and contract liabilities                        28,192.9   28,126.2
------------------------------------------------------------
 Amounts withheld or retained by Company as agent or trustee     869.5      639.8
------------------------------------------------------------
 Funds held under reinsurance treaties                         1,693.1      849.6
------------------------------------------------------------
 Asset valuation reserve                                         454.5      534.1
------------------------------------------------------------
 Interest maintenance reserve                                      7.7       20.9
------------------------------------------------------------
 Income taxes payable to parent                                  537.4       20.1
------------------------------------------------------------
 Other liabilities                                               965.8      516.7
------------------------------------------------------------
 Short-term loan payable to parent company                       200.0      199.5
------------------------------------------------------------
 Net transfers due from separate accounts                       (967.0)    (976.1)
------------------------------------------------------------
 Separate account liabilities                                 38,634.0   43,904.6
------------------------------------------------------------ ---------  ---------
Total liabilities                                             70,587.9   73,835.4
------------------------------------------------------------

Capital and surplus:
 Common stock, $2.50 par value:

    Authorized, issued and outstanding shares--10 million
    (owned by Lincoln National Corporation)                     25.0      25.0
 --------------------------------------------------------
  Surplus notes due to Lincoln National Corporation          1,250.0   1,250.0
 --------------------------------------------------------
  Paid-in surplus                                            1,520.4   2,006.1
 --------------------------------------------------------
  Unassigned surplus (deficit)                                 720.6    (602.0)
 --------------------------------------------------------  --------- ---------
 Total capital and surplus                                   3,516.0   2,679.1
 --------------------------------------------------------  --------- ---------
 Total liabilities and capital and surplus                 $74,103.9 $76,514.5
 --------------------------------------------------------  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Operations -- Statutory Basis

                                                                                     Year ended December 31
                                                                                   2001       2000      1999
                                                                                 ---------  --------- ---------
                                                                                          (in millions)
                                                                                 ------------------------------
Premiums and other revenues:
Life and annuity premiums                                                        $ 7,681.0  $ 7,985.7 $ 8,001.4
--------------------------------------------------------------
Accident and health premiums                                                        (286.1)     115.7    (258.2)
--------------------------------------------------------------
Net investment income                                                              2,128.4    2,125.5   2,203.2
--------------------------------------------------------------
Amortization of interest maintenance reserve                                          21.2       21.6      29.1
--------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                              966.1      568.4     472.3
--------------------------------------------------------------
Reserve adjustment on reinsurance ceded                                               32.0      407.5    (469.6)
--------------------------------------------------------------
Expense charges on deposit funds                                                      56.7      118.2     146.5
--------------------------------------------------------------
Separate account investment management and administration service fees               574.3      624.8     473.9
--------------------------------------------------------------
Other income                                                                         175.2      166.2      88.8
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Total revenues                                                                    11,348.8   12,133.6  10,687.4
--------------------------------------------------------------
Benefits and expenses:
Benefits and settlement expenses                                                   8,686.7    8,950.3   8,504.8
--------------------------------------------------------------                     1,691.1    2,466.2   1,618.4
Underwriting, acquisition, insurance and other expenses                          ---------  --------- ---------
--------------------------------------------------------------
Total benefits paid or provided                                                   10,377.8   11,416.5  10,123.2
--------------------------------------------------------------
Gain from operations before dividends to policyholders, income taxes and net
realized gain (loss) on investments                                                  971.0      717.1     564.2
--------------------------------------------------------------
Dividends to policyholders                                                            75.2       80.2      80.3
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before federal income taxes and net realized gain (loss) on
investments                                                                          895.8      636.9     483.9
--------------------------------------------------------------
Federal income taxes                                                                 456.5       94.9      85.4
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before net realized gain (loss) on investments                  439.3      542.0     398.5
--------------------------------------------------------------
Net realized gain (loss) on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                   (260.3)      27.9     114.4

                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Net income                                                                       $   179.0  $   569.9 $   512.9
-------------------------------------------------------------------------------- =========  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                 Unassigned    Total
                                                       Common Surplus  Paid-in    Surplus   Capital and
                                                       Stock   Notes   Surplus   (Deficit)    Surplus
                                                       ------ -------- --------  ---------- -----------
                                                                        (in millions)
                                                       -----------------------------------------------
Balances at January 1, 1999                            $25.0  $1,250.0 $1,930.1   $ (640.6)  $2,564.5
------------------------------------------------------
Net income                                                --        --       --      512.9      512.9
------------------------------------------------------
Increase in difference in cost and admitted investment
amounts                                                   --        --       --     (101.9)    (101.9)
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (22.9)     (22.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --       26.0       26.0
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --       71.8       71.8
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --       (6.4)      (6.4)
------------------------------------------------------
Paid-in surplus                                           --        --     12.5         --       12.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (530.0)    (530.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 1999                           25.0   1,250.0  1,942.6     (691.1)   2,526.5
------------------------------------------------------

Net income                                                --        --       --      569.9      569.9
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       17.2       17.2
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (21.9)     (21.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --        0.6        0.6
------------------------------------------------------
Amortization of gain on reinsurance transaction           --        --       --       (7.9)      (7.9)
------------------------------------------------------
Change in policy reserve valuation basis                  --        --       --       (5.6)      (5.6)
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --      (43.2)     (43.2)
------------------------------------------------------
Paid-in surplus                                           --        --     63.5         --       63.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (420.0)    (420.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2000                           25.0   1,250.0  2,006.1     (602.0)   2,679.1
------------------------------------------------------

Net income                                                --        --       --      179.0      179.0
------------------------------------------------------
Cumulative effect of adoption of codification             --        --       --        8.7        8.7
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       77.7       77.7
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --     (162.8)    (162.8)
------------------------------------------------------
Increase in liability for reinsurance in unauthorized
companies                                                 --        --       --      (59.4)     (59.4)
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --    1,027.0    1,027.0
------------------------------------------------------
Change in net deferred income taxes                       --        --       --      169.8      169.8
------------------------------------------------------
Curtailment gain on employee benefit plans                --        --       --       12.4       12.4
------------------------------------------------------
Decrease in asset valuation reserve                       --        --       --       70.2       70.2
------------------------------------------------------
Paid-in surplus                                           --        --      9.3         --        9.3
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --   (495.0)        --     (495.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2001                          $25.0  $1,250.0 $1,520.4   $  720.6   $3,516.0
------------------------------------------------------ =====  ======== ========   ========   ========

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Cash Flow -- Statutory Basis

                                                                             Year ended December 31
                                                                           2001       2000       1999
                                                                        ----------  ---------  ---------
                                                                                  (in millions)
                                                                        --------------------------------
Operating activities
Premiums, policy proceeds and other considerations received
----------------------------------------------------------------------- $  7,579.5  $ 8,082.8  $ 7,671.1
Allowances and reserve adjustments received (paid) on reinsurance ceded
-----------------------------------------------------------------------      802.8      610.1      (19.9)
Investment income received
-----------------------------------------------------------------------    1,990.1    2,109.8    2,168.6
Separate account investment management and administration service fees received
-----------------------------------------------------------------------      574.2      624.8      470.6
Benefits paid
-----------------------------------------------------------------------   (8,723.5)  (9,843.9)  (8,699.4)
Underwriting, acquisition, insurance and other expenses paid
-----------------------------------------------------------------------   (1,926.6)  (1,796.4)  (1,734.5)
Proceeds related to reinsurance agreements
-----------------------------------------------------------------------    1,472.8         --       71.8
Federal income taxes paid
-----------------------------------------------------------------------      (66.6)     (16.3)     (81.2)
Dividends to policyholders
-----------------------------------------------------------------------      (87.7)     (82.6)     (82.8)
Other income received and expenses paid, net                               1,194.0      (48.9)     252.1
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) operating activities
-----------------------------------------------------------------------    2,809.0     (360.6)      16.4

Investing activities
Sale, maturity or repayment of investments
-----------------------------------------------------------------------    9,473.3    5,845.5    6,557.7
Proceeds from sale of subsidiaries
-----------------------------------------------------------------------      330.8         --         --
Purchase of investments
-----------------------------------------------------------------------  (10,841.1)  (4,719.6)  (5,940.8)
Other sources (uses) including reinsured policy loans                         13.3     (344.6)    (497.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash (used in) provided by investing activities
-----------------------------------------------------------------------   (1,023.7)     781.3      119.9

Financing activities
Surplus paid-in
-----------------------------------------------------------------------        9.3       63.5       12.5
Proceeds from borrowings from shareholder
-----------------------------------------------------------------------      200.0      180.0      205.0
Repayment of borrowings from shareholder
-----------------------------------------------------------------------     (180.0)    (205.0)    (140.0)
Deposits on deposit type contract funds
-----------------------------------------------------------------------       (5.5)        --         --
Withdrawals on deposit type contract funds
-----------------------------------------------------------------------      (65.0)        --         --
Dividends paid to shareholder                                               (495.0)    (420.0)    (530.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) financing activities                         (536.2)    (381.5)    (452.5)
----------------------------------------------------------------------- ----------  ---------  ---------
Net increase (decrease) in cash and short-term investments
-----------------------------------------------------------------------    1,249.1       39.2     (316.2)
Cash and short-term investments at beginning of year                       1,448.4    1,409.2    1,725.4
----------------------------------------------------------------------- ----------  ---------  ---------
Cash and short-term investments at end of year                          $  2,697.5  $ 1,448.4  $ 1,409.2
----------------------------------------------------------------------- ==========  =========  =========


See accompanying notes.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2001

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies


Organization and Operations
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries and eight non-insurance subsidiaries, including three limited liability companies.

The Company's principal businesses consist of underwriting annuities and life insurance contracts through multiple distribution channels. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners' ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of aquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required for fair value hedges.

 Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income, as would be required under GAAP.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

The Lincoln National Life Insurance Company

 Subsidiaries
 The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally past-due agents' balances, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying statements of income. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefit Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exists.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are cred ited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Under statutory accounting, the initial gain from a reinsurance transaction is recognized as a separate a component of surplus (net of tax) and is recorded in income over time at the rate that earnings on the reinsured business are expected to emerge. Under GAAP, the gain is recognized as deferred revenue (a liability), net of DAC adjustments and is amortized into earnings over time at the rate that earnings on the reinsured business are expected to emerge.

 Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Effective January 1, 2001, deferred federal income taxes are provided; however, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes

The Lincoln National Life Insurance Company are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Surplus Notes Due to LNC
 Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

 Statements of Cash Flows
 Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

 A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                       Capital and Surplus      Net Income (Loss)
                                                                      -----------------------------------------------
                                                                           December 31        Year ended December 31
                                                                        2001       2000      2001     2000     1999
                                                                      ---------  ---------  --------------------------
                                                                          (in millions)           (in millions)
                                                                      ---------  ---------  --------------------------
Amounts reported on a statutory-basis................................ $ 3,516.0  $ 2,679.1  $ 179.0  $ 569.9  $ 512.9
GAAP adjustments:
  Deferred policy acquisition costs, present value of future profits
   and goodwill......................................................   3,657.5    3,812.6    305.1    287.9    135.0
  Policy and contract reserves.......................................  (1,946.0)  (2,129.9)  (221.9)  (142.3)   (97.3)
  Policyholders' share of earnings and surplus on participating
   business..........................................................     (96.2)    (131.1)    (3.3)     (.3)    (1.8)
  Statutory deferred gain in surplus.................................  (1,042.4)     (63.9)      --       --       --
  Deferred income taxes..............................................    (257.8)     185.2    310.8   (108.3)  (117.4)
  Interest maintenance reserve.......................................       7.7       20.9    (12.9)   (51.4)   (87.2)
  Asset valuation reserve............................................     454.5      534.1       --       --       --
  Nonadmitted assets.................................................     731.1      196.1       --       --       --
  Unrealized gain (loss) on investments..............................     362.0       38.7       --       --       --
  Net realized loss on investments...................................      (2.8)    (156.5)    48.8     18.9    (32.4)
  Investments in subsidiary companies................................     567.8      523.3     77.8     61.8     39.1
  Surplus notes and related interest.................................  (1,250.0)  (1,250.0)      --       --      1.5
  Other, net.........................................................     197.5      (59.8)  (187.3)    12.7    129.8
                                                                      ---------  ---------  -------  -------  -------
Net increase (decrease)..............................................   1,382.9    1,519.7    317.1     79.0    (30.7)
                                                                      ---------  ---------  -------  -------  -------
Amounts reported on a GAAP basis..................................... $ 4,898.9  $ 4,198.8  $ 496.1  $ 648.9  $ 482.2
                                                                      =========  =========  =======  =======  =======

Other significant accounting practices are as follows:

Investments
Bonds not backed by other loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective adjustment method to securities purchased prior to that date.

Redeemable preferred stocks, which have the characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other preferred stocks are recorded at market value.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

The Lincoln National Life Insurance Company

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments that qualify for hedge accounting, and meet the criteria of an effective hedge, on a basis consistent with that of the item hedged, with the related net unrealized capital gain or loss reported in unassigned surplus, when applicable, along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains and losses were reported in unassigned surplus without any adjustment for federal income taxes. The Company accounts for derivatives securities that do not meet the criteria to qualify for hedge accounting at fair value, and the related changes in fair value are recognized in current operations. The fair values of the Company's derivative securities are based on industry standard pricing models that are commercially available.

Upon termination, gains and losses on those derivative instruments that qualify for hedge accounting are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

The Company's insurance subsidiaries are reported at their underlying statutory equity. The Company's noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity of the subsidiaries, adjusted to a statutory basis. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses. Prior to January 1, 2001, the Company reported its noninsurance subsidiaries based on the underlying GAAP equity of the subsidiaries.

The Company has minor ownership interests in joint ventures and carries these investments based on its interest in the underlying GAAP equity of the investee.

Mortgage loans on real estate are reported at aggregate unpaid balances, less allowances for impairment. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. The impairment is considered to be other than temporary when management determines foreclosure is probable. Then the mortgage loan is written down to fair value and a realized loss is recognized.

Policy loans are reported at unpaid balances.

Real estate occupied by the Company is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Prior to January 1, 2001, real estate, other than that occupied by the Company was reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly to unassigned surplus.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

Goodwill
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years. Goodwill is evaluated periodically for impairment, and if determined to be impaired, is written down to fair value, with the amount of the write down recorded as a realized loss.

Premiums
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

Benefits

Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at

The Lincoln National Life Insurance Company least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves are at least as great as the minimum aggregate amounts required by the Insurance Department.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

As of December 31, 2001, the Company has $71.4 million in reserves on $11.2 billion of insurance inforce on the life line of business, for which the gross premiums are less than the net premiums according to the standard of valuation required by the Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest on funds not involving life contingencies has been determined by formula or from the basic data for such items.

Net of reinsurance, liabilities related to guaranteed investment contracts are equal to fund balances. Other deposit-type liabilities, such as supplemental contracts without life contingencies, annuities certain and dividend accumulations, are calculated by discounting the liabilities at prescribed interest rates.

Reinsurance Ceded and Assumed
Reinsurance premiums, benefits paid and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

The Company enters into reinsurance agreements with other companies in the normal course of business. Prior to the acquisition of LNC's reinsurance operations by Swiss Re on December 7, 2001, LNC's insurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operations. Assets and liabilities on the balance sheets, and premiums and benefits on the statements of operations, which result from reinsurance contracts, are netted in accordance with accounting practices prescribed by the Indiana Department of Insurance, including the Swiss Re indemnity reinsurance transactions.

Pension Benefits
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Stock Options
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are reported as separate account investment management and administration service fees. Mortality charges on variable universal life contracts are reported as expense charges on deposit funds in the accompanying statements of operations. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in separate account investment management and administration service fees.

Reclassifications
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income of the prior years.
--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Indiana. Effective January 1, 2001, the State of Indiana required that insurance companies domiciled in Indiana prepare their statutory-basis financial statements in accordance with the NAIC APPM.

Accounting changes adopted to conform to the provisions of the NAIC APPM are reported as changes in accounting princi-

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice (continued)

ples. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus by $8.7 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Deferred tax asset............................     $110.8...
          Employee benefit plans........................       18.2...
          AVR beginning value adjustment for other asset
           changes......................................        9.4...
          Cost of collection............................        2.0...
          Home office real estate.......................      (3.8)...
          Mortgage loans impairment.....................      (5.2)...
          Derivatives...................................      (9.6)...
          Company owned furniture, equipment and
           plane........................................     (11.7)...
          Bonds and stocks..............................     (41.0)...
          Tax deficiency reserve........................     (60.4)...
                                                            ------
          Total.........................................    $  8.7
                                                            ======

In 2001, the Company received written approval from the Insurance Department to pay dividends from paid-in surplus, instead of from unassigned surplus, if there is no earned surplus, or an insufficient amount of earned surplus, to pay the requested dividend, subject to the Indiana Insurance Commission's approval. The Insurance Department also granted the Company permission to retroactively reclassify dividends paid from earned surplus in 2001 to paid-in surplus. Dividends paid in 2001 from paid-in surplus, after the retroactive adjustment, totaled $495.0 million.

The Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Indiana for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Indiana Insurance Law. The NAIC APPM has been adopted as a component of prescribed or permitted practices by the state of Indiana, however; Indiana has required the use of particular mortality tables to compute reserves for certain types of life insurance policies, which result in higher reserves than would be required under NAIC APPM. The use of the mortality tables required by Indiana, rather than reserve calculation pursuant to NAIC APPM, resulted in a decrease to gain from operations before federal income taxes and net realized loss on investments for the year ended December 31, 2001 of $68.9 million, and a decrease to capital and surplus as of December 31, 2001 of $162.7 million.
--------------------------------------------------------------------------------
3. Investments

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized   Fair
                                 Cost      Gains      Losses     Value
                               --------- ---------- ---------- ---------
                                             (in millions)
                               -----------------------------------------
        At December 31, 2001:
          Corporate........... $19,283.8   $665.0     $488.5   $19,460.3
          U.S. government.....     325.8     55.9        4.7       377.0
          Foreign government..     765.6     43.7        3.8       805.5
          Mortgage-backed.....   3,016.0    114.8       22.7     3,108.1
          State and municipal.      29.8       .3         .6        29.5
                               ---------   ------     ------   ---------
                               $23,421.0   $879.7     $520.3   $23,780.4
                               =========   ======     ======   =========
        At December 31, 2000:
          Corporate........... $17,205.5   $430.8     $542.0   $17,094.3
          U.S. government.....     324.2     64.2        2.5       385.9
          Foreign government..     812.6     35.9       27.9       820.6
          Mortgage-backed.....   3,499.0     89.9       34.2     3,554.7
          State and municipal.      11.2       --         .1        11.1
                               ---------   ------     ------   ---------
                               $21,852.5   $620.8     $606.7   $21,866.6
                               =========   ======     ======   =========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $248.7 million and $58.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

The Lincoln National Life Insurance Company

A summary of the cost or amortized cost and the fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                              Cost or
                                             Amortized   Fair
                                               Cost      Value
                                             --------- ---------
                                                (in millions)
                                             --------- ---------
               Maturity:
                 In 2002.................... $   711.6 $   723.7
                 In 2003-2006...............   4,918.6   5,035.2
                 In 2007-2011...............   7,682.8   7,662.6
                 After 2011.................   7,092.1   7,250.8
                 Mortgage-backed securities.   3,015.9   3,108.1
                                             --------- ---------
               Total........................ $23,421.0 $23,780.4
                                             ========= =========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999 were $5.6 billion, $2.9 billion and $5.4 billion, respectively. Gross gains during 2001, 2000 and 1999 of $146.3 million, $56.0 million and $95.4 million, respectively, and gross losses of $171.4 million, $116.5 million and $195.5 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $21.4 million and $99.9 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. At December 31, 2001, the Company held foreign-currency dominated securities with a U.S. dollar equivalent par value of $80.1 million.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $1.7 billion, with an aggregate fair value of $1.6 billion. Those holdings amounted to 7.34% of the Company's investments in bonds and less than 4.89% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost of preferred stock and unaffiliated common stock, gross unrealized gains and losses and the fair value of such investments at December 31, 2001, and 2000 are as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized Fair
                                 Cost      Gains      Losses   Value
                               --------- ---------- ---------- -----
                                           (in millions)
                               --------- ---------- ---------- -----
           At December 31,
            2001:
             Preferred stocks.  $223.6     $ 5.5      $  .6    228.5
                               =====================================
             Unaffiliated
              common stocks...   107.4      15.2       15.1    107.5
                               =====================================
           At December 31,
            2000:
             Preferred stocks.   261.7       2.9       25.1    239.5
                               =====================================
             Unaffiliated
              common stocks...   145.7      30.7       14.7    161.7
                               =====================================

The cost or amortized cost of preferred stocks at December 31, 2001 and 2000 has been reduced by adjustments of $14.9 million and $7.6 million, respectively, to decrease amortized cost as a result of write-downs of these investments due to impairment and/or the SVO designating certain investments as low or lower quality.

During 2001, the minimum and maximum lending rates for mortgage loans were 6.3% and 10.0%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 79.5%. At December 31, 2000, the Company held mortgages aggregating $5.0 million with interest overdue beyond 180 days (excluding accrued interest). No interest was past due 180 days or more on mortgages at December 31, 2001. At December 31, 2001 and 2000 impaired loans with a related allowance ($2.5 million and $5.2 million, respectively) for credit losses are $21.7 million and $24.1 million, respectively. The average recorded investment in impaired loans is $23.3 million and $30.l million at December 31, 2001 and 2000, respectively. The Company recognized interest income of $2.8 million during the period the loans were impaired for each of the years ended December 31, 2001 and 2000. At December 31, 2001 and 2000, there was no nonadmitted interest due on these mortgage loans. Mortgage loans balances do not include any taxes, assessments or amounts advanced as of December 31, 2001 or 2000. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The total recorded investment in restructured mortgage loans, at December 31, 2001 and 2000 is $5.2 million and $4.1 million, respectively. The realized capital losses related to these loans were $.7 million and $.5 million at December 31, 2001 and 2000, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The Lincoln National Life Insurance Company

Components of the Company's investments in real estate are summarized as follows:

                                                    December 31
                                                   2001    2000
                                                  --------------
                                                   (in millions)
                                                  --------------
              Properties occupied by the Company:
                Land............................. $  1.8  $  2.5
                Buildings........................    4.9    10.5
                Less accumulated depreciation....    (.5)   (2.5)
                                                  ------  ------
                                                     6.2    10.5
              Properties held for sale:
                Land.............................   41.3    45.8
                Buildings........................  219.3   238.3
                Other............................   19.9    16.3
                Less accumulated depreciation....  (36.9)  (39.2)
                                                  ------  ------
                                                   243.6   261.2
                                                  ------  ------
              Total real estate.................. $249.8  $271.7
                                                  ======  ======

The major categories of net investment income are as follows:

                                              Year ended December 31
                                              2001     2000     1999
                                            --------------------------
                                                  (in millions)
                                            --------------------------
         Income:
           Bonds........................... $1,724.3 $1,744.3 $1,840.6
           Preferred stocks................     22.0     21.3     20.3
           Unaffiliated common stocks......      2.4      4.9      6.3
           Affiliated common stocks........     79.8     10.2      7.8
           Mortgage loans on real estate...    326.5    328.1    321.0
           Real estate.....................     42.3     41.4     57.8
           Policy loans....................    111.0    109.8    101.7
           Other investments...............     70.5     58.7     50.6
           Cash and short-term investments.     58.2     77.9     95.9
                                            -------- -------- --------
         Total investment income...........  2,437.0  2,396.6  2,502.0
         Expenses:
           Depreciation....................     10.5     12.8     14.4
           Other...........................    298.1    258.3    284.4
                                            -------- -------- --------
         Total investment expenses.........    308.6    271.1    298.8
                                            -------- -------- --------
         Net investment income............. $2,128.4 $2,125.5 $2,203.2
                                            ======== ======== ========

Nonadmitted accrued investment income at December 31, 2001 amounted to $9.9 million and consists principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                      2001     2000    1999
                                                                                                     -----------------------
                                                                                                          (in millions)
                                                                                                     -----------------------
Net realized capital gains (losses) on investments.................................................. $(235.1) $(60.3) $ 20.8
Less amount transferred to IMR (net of related taxes (credits) of $4.3, ($16.0) and ($31.4) in 2001,
 2000 and 1999, respectively).......................................................................     7.9   (29.7)  (58.3)
                                                                                                     -------  ------  ------
                                                                                                      (243.0)  (30.6)   79.1
Less federal income taxes (credits) on realized gains (losses)......................................    17.3   (58.5)  (35.3)
                                                                                                     -------  ------  ------
Net realized capital gains (losses) net of income tax expense and excluding net transfers to the IMR $(260.3) $ 27.9  $114.4
                                                                                                     =======  ======  ======

The Lincoln National Life Insurance Company

4. Subsidiaries


At December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("LNY"). At December 31, 2000, the Company also owned 100% of the outstanding common stock of two other insurance subsidiaries, Lincoln National Health &
Casualty Insurance Company and Lincoln National Reassurance Company, which were sold during 2001. A realized loss of $12.5 million was realized on these sales. The Company owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Lincoln Financial Distributors, Inc. ("LFD"), which was formerly known as Sagemark Consulting, Inc., Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").

Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                 December 31, 2001 December 31, 2000
                                 -----------------------------------
                                  First             First
                                  Penn      LNY     Penn      LNY
                                 -----------------------------------
           Cash and invested
            assets.............. $1,487.4 $1,945.7 $1,376.9 $1,947.0
           Other assets.........     81.1     42.4     41.6     41.7
           Separate account
            asset...............       --    356.4       --    329.8
                                 -------- -------- -------- --------
           Total admitted
            assets.............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========
           Insurance reserves... $1,415.1 $1,760.7 $1,305.3 $1,772.1
           Other liabilities....     76.4     36.8     41.8     48.0
           Separate account
            liabilities.........       --    356.4       --    329.8
           Capital and surplus..     77.0    190.6     71.4    168.6
                                 -------- -------- -------- --------
           Total liabilities and
            capital and
            surplus............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========

                                               Year ended
                                   December 31, 2001 December 31, 2000
                                   ----------------------------------
                                    First             First
                                    Penn       LNY    Penn       LNY
                                   ------    ------- --------  -------
             Revenues............. $349.7    $395.0  $327.6    $389.8
             Benefits and expenses  343.2     363.4   322.2     341.8
             Net realized losses..   (8.2)    (12.2)     --      (2.2)
                                   ------    ------   ------   ------
             Net income (loss).... $ (1.7)   $ 19.4  $  5.4    $ 45.8
                                   ======    ======   ======   ======

LNIA was purchased in 1998 for $.6 million and has an admitted asset value of $2.0 million at December 31, 2001. LFD is a broker dealer that was acquired in connection with a reinsurance transaction completed in 1998 and has an admitted asset value of $7.0 million at December 31, 2001. Wakefield was formed in 1999 to engage in the ownership and management of investments and has an admitted asset value of $280.6 million at December 31, 2001. Wakefield's assets as of December 31, 2001 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12.7 million and has an admitted asset value of $26.3 million at December 31, 2001. LLAD was formed in 2000 to distribute the Company's products to its customers and has an admitted asset value of $40.0 million at December 31, 2001.

The carrying value of all affiliated common stocks, was $623.5 and $743.0 million at December 31, 2001 and 2000, respectively. The cost basis of investments in subsidiaries as of December 31, 2001 and 2000 was $750.2 million and $1.1 billion, respectively. Included in the change in differences in cost and admitted investment amounts in the Statement of Changes in Capital and Surplus is a net decrease in the unrealized loss on investments in subsidiaries for the year ended December 31, 2001 of $61.7 million, related to the change in carrying values of the Company's investments in its subsidiaries and affiliates.

During 2001, 2000 and 1999, the subsidiaries paid dividends to the Company of $74.6 million, $11 million and $5.2 million, respectively.

The Company has no investments in subsidiaries, controlled entities, affiliated entities, joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company did not recognize any impairment write-downs for its investments in subsidiaries during the statement period.

The Lincoln National Life Insurance Company

5. Federal Income Taxes


Income before federal income taxes differs from taxable income in 2001 principally due to tax expense on the deferred gain from the sale of the reinsurance operations (see Note 9), offset by tax-exempt investment income and dividends-received tax deductions. In 2000 and 1999, income before federal income taxes differs from taxable income principally due to tax exempt investment income and dividends-received tax deductions.

Capital gains (losses) of $63.7 million, ($174.0 million) and ($151.7 million), were recognized in 2001, 2000 and 1999, respectively. The losses were carried back to recover taxes paid in prior years.

The Company paid (received) $9.6 million, ($42.6 million) and $45.3 million to
(from) LNC in 2001, 2000 and 1999, respectively, for federal income taxes.

The components of the net deferred tax asset are as follows:

                                             December 31, January 1,
                                                 2001        2001
                                             ----------------------
                                                  (in millions)
                                             ----------------------
            Gross deferred tax assets.......   $ 797.5     $ 721.8
            Gross deferred tax liabilities..    (156.1)     (250.2)
            Deferred tax assets non-admitted    (461.2)     (360.8)
                                               -------     -------
            Net deferred tax asset..........   $ 180.2     $ 110.8
                                               =======     =======

The components of income tax expense are as follows:

                                                2001     2000    1999
                                               -----------------------
                                                    (in millions)
                                               -----------------------
         Current federal income tax:
           Federal income tax expense on
            operations........................  $456.5  $ 94.9  $ 85.4
           Federal income tax expense
            (credit) on realized gains
            (losses)..........................    17.3   (58.5)  (35.3)
                                               -------  ------  ------
         Total current federal income tax in
          net income..........................   473.8    36.4    50.1
         Change in deferred tax:
           Change in deferred tax assets......   (75.7)     --      --
           Change in deferred tax liabilities.   (94.1)     --      --
           Change in non-admitted deferred
            tax asset.........................   100.4      --      --
                                               -------  ------  ------
         Net change in net deferred tax asset.   (69.4)     --      --
                                               -------  ------  ------
         Total federal income tax............. $ 404.4  $ 36.4  $ 50.1
                                               =======  ======  ======

The Company's income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons:

                                                2001    2000    1999
                                               ----------------------
                                                    (in millions)
                                               ----------------------
          Expected federal income tax
           expense............................ $313.5  $222.9  $169.4
          Gain from sale of reinsurance
           agreements.........................  310.0    (2.8)   25.1
          Tax preferred investment income.....  (99.5)  (71.9)  (60.9)
          Income tax credits..................  (39.0)  (17.5)  (16.7)
          Amortization of capitalized software  (14.5)  (13.6)  (11.8)
          (Payment) accrual of contingency
           items..............................  (14.3)   15.7    21.8
          Other amounts.......................    0.3   (37.9)  (41.5)
                                               ------  ------  ------
          Tax expense on net income before
           realized capital gains (losses)....  456.5    94.9    85.4
          Tax on realized capital gains.......   17.3   (58.5)  (35.3)
                                               ------  ------  ------
          Total income tax expense............ $473.8  $ 36.4  $ 50.1
                                               ======  ======  ======

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65.5 million. No deferred tax liabilities are recognized related to the Policyholders' Surplus Account.
--------------------------------------------------------------------------------
6. Reserves and Reinsurance
The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $183.1 and $123.5 million at December 31, 2001 and 2000, respectively.

The balance sheet caption, "Total policy and contract liabilities," has been reduced for insurance ceded in the amounts of $6.6 billion and $5.2 billion as of December 31, 2001 and 2000, respectively.

Reinsurance transactions, excluding assumption reinsurance, included in the income statement captions, "Life and annuity premiums" and "Accident and health premiums" are as follows:

                                         Year ended December 31
                                         2001      2000     1999
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $2,630.9  $3,952.9 $2,606.5
              Insurance ceded.........  3,200.8   2,766.6  1,675.1
                                       --------  -------- --------
              Net reinsurance premiums $ (569.9) $1,186.3 $  931.4
                                       ========  ======== ========

The Lincoln National Life Insurance Company

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $3.3 billion, $1.9 billion and $2.6 billion for 2001, 2000 and 1999, respectively.

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                          December 31, 2001
                                       ----------------------
                                                       Net of
                                       Gross   Loading Loading
                                       ------  ------- -------
                                            (in millions)
                                       ----------------------
                 Ordinary new business $  5.4   $(7.0) $ (1.6)
                 Ordinary renewal.....  (73.5)   (2.5)  (76.0)
                 Group life...........    6.9     1.0     7.9
                                       ------   -----  ------
                                       $(61.2)  $(8.5) $(69.7)
                                       ======   =====  ======

                                          December 31, 2000
                                       ------------------------
                                                        Net of
                                       Gross  Loading  Loading
                                       ------ -------- --------
                                            (in millions)
                                       ------------------------
                 Ordinary new business $ 13.0 $    8.1 $    4.9
                 Ordinary renewal.....   57.9     15.7     42.2
                 Group life...........    9.7       .2      9.5
                                       ------ -------- --------
                                       $ 80.6 $   24.0 $   56.6
                                       ====== ======== ========

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, which are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount   Percent
                                                     --------- -------
                                                       (in millions)
                                                     ----------------
         Subject to discretionary withdrawal with
          adjustment:
           With market value adjustment.............  $2,367.0     4%
           At book value, less surrender charge.....   2,457.5     5%
           At market value..........................  36,344.6    64%
                                                     ---------   ---
         Total......................................  41,169.1    73%
         Subject to discretionary withdrawal
          without adjustment at book value
          with minimal or no charge or
          adjustment................................  12,594.2    22%
         Not subject to discretionary withdrawal....   2,906.3     5%
                                                     ---------   ---
         Total annuity reserves and deposit fund....  56,669.6   100%
                                                     =========   ===
         Less reinsurance ceded.....................   1,225.3
                                                     ---------
         Net annuity reserves and deposit fund
           liabilities, including separate accounts. $55,444.3
                                                     =========

At December 31, 2001, the Company had variable annuity policies and variable universal life policies with guaranteed minimum death benefits as follows:

                                          Amount of
                               Subjected Reserve Held Reinsurance
                                Account    (Net of      Reserve
                                 Value   Reinsurance)   Credit
                               --------- ------------ -----------
                                         (in millions)
                               ----------------------------------
              Variable annuity $37,843.8    $46.7        $9.2
              Variable life...     114.7     23.8          --
                               ---------    -----        ----
              Total........... $37,958.5    $70.5        $9.2
                               =========    =====        ====

--------------------------------------------------------------------------------
7. Capital and Surplus

In 1998, the Company issued two surplus notes to LNC in return for cash of $1.25 billion. The first note, for $500.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before March 31, 2028, with interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.3 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before December 31, 2028, with interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.4 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The Lincoln National Life Insurance Company

A summary of the terms of these surplus notes follows (in millions):

                                   Principal
                                  Outstanding  Current  Inception   Accrued
                                       at        Year    to Date  Interest at
                     Principal    December 31, Interest Interest  December 31,
 Date Issued       Amount of Note     2001       Paid     Paid        2001
 -----------       -------------- ------------ -------- --------- ------------
 January 5, 1998..    $  500.0      $  500.0    $41.0    $130.7          --
 December 18, 1998       750.0         750.0     56.5     137.2          --
                      --------      --------    -----    ------     -------
 Total............    $1,250.0      $1,250.0    $97.5    $267.9          --
                      ========      ========    =====    ======     =======

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of dividends by the Company to LNC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without prior approval of the Indiana Insurance Commissioner. Ordinary dividends to LNC are restricted to the greater of 2001 statutory basis net income or 10% of statutory basis capital and surplus at December 31, 2001. In 2002, the Company can pay dividends of $300.6 million without the prior approval of the Indiana Insurance Commissioner, based on unassigned surplus available as stated in the December 31, 2001 Annual Statement filed with the Insurance Department (see Note 14).

Total assets have been decreased by $813.6 million for non-admitted assets as required by statutory guidance.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of
New York imposes upon accredited reinsurers.
--------------------------------------------------------------------------------
8. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or Balance Sheets for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNC recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. LNC hedges this volatility by purchasing call options on LNC stock. Call options hedging the vested SARs are also marked-to-market through net income. The compensation expense and hedge income (expense) do not affect the statutory-basis financial statements of the Company.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Employee Benefit Plans (continued)


As of December 31, 2001, there were 4,277,588 and 1,277,275 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 2,718,859 and 806,307, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $13.86 to $56.75. During 2001, 2000 and 1999, 3,175,782, 935,986 and 1,044,078 options became exercisable, respectively, 946,843, 190,100 and 318,421 options were exercised, respectively, and 227,141, 383,364 and 82,024 options forfeited, respectively.

As of December 31, 2001, there were 8,475 and 1,111,467 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR pro gram. Of the SARs granted, 102,297 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2001 and 2000, 177,485 and 8,500 SARs became exercisable, respectively, 15,200 and 5,100 SARs were forfeited, respectively and in 2001, 63,388 SARs were exercised. No SARs were exercised in 2000.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1.4 million in 1999.
--------------------------------------------------------------------------------
9. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Group Pension Annuities
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

Leases
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods. Rental expense on these leases was $28.4 million in 2001. The company receives rental income from affiliates for their use of a portion of the home office properties, which partially offsets rental expense. Such rental income amounted to $3.2 million in 2001. Total rental expense on other operating leases in 2001 was $12.0 million. Total rental expense on all operating leases in 2000 and 1999 was $45.6 million and $44.5 million, respectively. At December 31, 2001, future minimum rental commitments are as follows (in millions):

                               2002...... $ 37.9
                               2003......   35.0
                               2004......   34.1
                               2005......   33.1
                               2006......   33.4
                               Thereafter   64.8
                                          ------
                                          $238.3
                                          ======

Information Technology Commitment
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2001, 2000 and 1999 were $62.8 million, $65.1 million and $67.4 million respectively. Future minimum annual costs range from $40.9 million to $56.8 million, however future costs are dependent on usage and could exceed these amounts.

Reinsurance Contingencies
On December 7, 2001, Swiss Re Life & Health America, Inc. ("Swiss Re") acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained approximately $500.0 million of statutory capital supporting the reinsurance operation. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised the LNC's reinsurance operation. Two of the stock companies sold, Lincoln National Health & Casualty Insurance Company and Lincoln National Reassurance Company, were wholly-owned subsidiaries of the Company. As a result, and because a significant amount of the reinsurance business subject to the indemnity reinsurance transactions was written through the Company, the Company

The Lincoln National Life Insurance Company received $1.84 billion of the $2.0 billion proceeds and retained approximately $250.0 million of the statutory capital.

A pre-tax loss of $12.5 million was recognized by the Company on the sale of the subsidiaries. A statutory gain of $1.5 billion was generated under the indemnity reinsurance agreements. This gain was reported as a direct adjustment to unassigned surplus (net of related income taxes) and recognition of the surplus increase as income will be reported on a net-of-tax basis as earnings emerge from the business reinsured, in accordance with the requirements of Statement on Statutory Accounting Principles No. 61, Life, Deposit-Type, and Accident and Health Reinsurance. During 2001, the Company recognized as income $8.0 million of the deferred gain.

LNC and Swiss Re have not agreed upon the final closing financial statements associated with the December 7, 2001 transactions. There are currently disputed matters of approximately $500.0 million, which relate primarily to personal accident business reserves and recoverables. LNC's ongoing indemnification to Swiss Re on the underlying reinsurance business is limited to the personal accident business. Pursuant to the purchase agreement, LNC's exposure is capped at $100.0 million for net future payments under the personal accident programs in excess of $148.0 million, which represents the personal accident liabilities, net of the assets held for reinsurance recoverable at December 31, 2000. Up to $200.0 million of net payments in excess of the net liabilities will be shared on a 50/50 basis between LNC and Swiss Re. LNC has no continuing indemnification risk to Swiss Re on other reinsurance lines of business.

Under the timeframe provided for within the acquisition agreement for dispute resolution, it is probable that the earliest point that these matters will be agreed upon would be the second quarter of 2002. If the parties are unable to reach agreement, and these matters go to arbitration, an ultimate resolution of these matters may take several additional months. Upon reaching agreement as to the final closing financial statements, it is possible that the Company could record adjustments to the realized loss on the sale of subsidiaries, to income, or to the amount of gain reported as a direct adjustment to unassigned surplus. Another aspect of a potential dispute resolution could result in LNC and the Company agreeing to transfer assets to Swiss Re until the adequacy of certain reserves and related recoverables can be determined. In that event, LNC and the Company's future investment income would be reduced to the extent that any such dispute resolution would result in Swiss Re's retention of the related investment income during the timeframe that Swiss Re would hold the invested assets. While uncertainty exists as to how these disputed matters will finally be resolved, at the present time the Company believes the amounts reported within the Company's statutory-basis financial statements as of and for the year ended December 31, 2001 represent the best estimate of the ultimate outcome of Swiss Re's acquisition of the Company's reinsurance business.

Other Insurance Ceded and Assumed
On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agree- ment, the Company transferred $490.8 million of cash to MetLife representing the statutory reserves transferred on this business less $17.8 million of purchase price consideration. In accordance with statutory accounting rules on indemnity reinsurance, the gain on sale was reported on a net-of-tax basis as a direct adjustment to surplus. At December 31, 2001, the surplus component of the gain ($64.8 million) related to this transaction is included in the total surplus gain component associated with the aquisition of LNC's reinsurance operations by Swiss Re and is being recognized in income at the rate that earnings are expected to emerge on this reinsurance business.

The Company cedes insurance to other companies. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10 million. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2001, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million in 1999.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2001, the Company provided $75.3 million of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $76.1 million and $16.7 million at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

The Lincoln National Life Insurance Company

In 2001 and 2000, the Company did not commute any ceded reinsurance. During 2001, the Company recorded reinsurance credits on existing policies of $656.9 million as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

Surplus would be reduced by $402.4 million at December 31, 2001 if all reinsurance agreements were cancelled. In 2001, the Company established provisions for uncollectible reinsurance on personal accident reinsurance programs in the amount of $105.4 million and the Company wrote off ceded reinsurance balances in the amount of $89.0 million, related to personal accident reinsurance programs based on a refined analysis of the underlying information.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $1.2 billion, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial con- dition. Although the Company does not have any significant concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2001, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 21% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

Other Contingency Matters
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5.0 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 policies. Owners of approximately 4,300 policies have excluded themselves (opted-out) from the settlement and, with respect to these policies, will not be bound by the settlement. Total charges recorded during 2000 for this settlement were $64.7 million. With the court's approval of the settlement in the second quarter of 2001 and the expiration in the third quarter of 2001 of the time to file an appeal, the case was concluded for all policyholders not previously opting out. During the third quarter of 2001, settlement was reached with some of the owners of policies who opted-out of the original settlement. Overall, the third quarter developments relating to these matters were slightly favorable when compared to the assumptions underlying the estimates made in 2000 when the related charges were taken; however, there is continuing uncertainty as to the ultimate costs of settling the remaining opt-out cases. It is management's opinion that such future developments will not materially affect the consolidated financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivatives
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. The contract or notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

The Lincoln National Life Insurance Company

                                                              Assets
                                                   -----------------------------
                                   Notional or     Carrying Fair  Carrying Fair
                                Contracts/Amounts   Value   Value  Value   Value
                                ------------------------------------------------
                                   December 31      December 31    December 31
                                ------------------------------------------------
                                  2001      2000     2001   2001    2000   2000
                                ------------------------------------------------
                                                 (in millions)
                                ------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements.  $1,258.8 $1,558.8   $ .6   $  .6  $ 2.7   $ 0.4
  Swaptions....................   1,752.0  1,752.0     .1      .1    8.2     0.9
  Interest rate swaps..........     335.1    708.2     --    21.0     --    38.1
                                --------- --------   ----   -----  -----   -----
                                  3,345.9  4,019.0     .7    21.7   10.9    39.4
Foreign currency derivatives:
  Foreign currency swaps.......      94.6     37.5    3.8     5.9    2.6     2.5
                                --------- --------   ----   -----  -----   -----
                                $ 3,440.5 $4,056.5   $4.5   $27.6  $13.5   $41.9
                                ========= ========   ====   =====  =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                   Interest Rate Caps      Swaptions
                                   -------------------------------------
                                     2001      2000      2001     2000
                                   -------------------------------------
                                               (in millions)
                                   -------------------------------------
      Balance at beginning of year $1,558.8  $2,508.8  $1,752.0 $1,837.5
      Terminations and maturities.   (300.0)   (950.0)       --    (85.5)
                                   --------  --------  -------- --------
      Balance at end of year...... $1,258.8  $1,558.8  $1,752.0 $1,752.0
                                   ========  ========  ======== ========

                                                                    Financial
                                Interest Rate Swaps Spread-Locks     Futures
                                ----------------------------------------------
                                  2001       2000   2001  2000    2001  2000
                                ----------------------------------------------
   Balance at beginning of year $ 708.2    $ 630.9  $ -- $    --  $ -- $    --
   New contracts...............      --      652.2    --   100.0    --   267.2
   Terminations and maturities.  (373.1)    (574.9)   --  (100.0)   --  (267.2)
                                -------    -------  ---- -------  ---- -------
   Balance at end of year...... $ 335.1    $ 708.2  $ -- $    --  $ -- $    --
                                =======    =======  ==== =======  ==== =======

The Lincoln National Life Insurance Company

                                                         Foreign
                                         Put Options  Currency Swaps
                                         ----------------------------
                                         2001  2000    2001   2000
                                         ---------------------------
            Balance at beginning of year $ -- $ 21.3  $ 37.5  $44.2
            New contracts...............   --     --    80.9     --
            Terminations and maturities.   --  (21.3)  (23.8)  (6.7)
                                         ---- ------  ------  -----
            Balance at end of year...... $ -- $   --  $ 94.6  $37.5
                                         ==== ======  ======  =====

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2002 through 2006, entitle the Company to receive payments from the counterparties on specified future dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a strike rate specified in the cap agreement multiplied by the notional amount. The purpose of the Company's interest rate cap agreement program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001, the interest rate caps are recorded at market value ($.6 million) in other investments on the balance sheet. All changes in market value are recorded in net realized gain (loss) on investments in the statement of operations. At December 31, 2000, the premiums paid for the interest rate caps were included in other investments (amortized cost of $2.7 million) and were being amortized over the terms of the agreements.

Swaptions
Swaptions, which expire in 2002 and 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate specified in the swaption agreement multiplied by the notional amount. The purpose of the Company's swaption program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001 the swaptions are recorded at market value ($.1 million) in other investments on the Balance Sheet. All changes in market value are recorded in net realized gain (loss) on investments in the Statement of Operations. At December 31, 2000, the premiums paid for the swaptions were included in other investments (amortized cost of $8.2 million) and were being amortized over the terms of the agreements. Amortization was included in net investment income.

Interest Rate Swap Agreements
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net re ceipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements are applied to the basis of the assets. The gains (losses) are recognized in earnings over the life of the assets. The interest rate swap agreements for forecasted purchase of assets outstanding at December 31, 2000, related to certain asset portfolio purchases completed in 2001. As a result, no interest rate swap positions hedging forecasted purchases were outstanding at December 31, 2001. Interest rate swaps are valued at amortized cost and recorded in other investments on the balance sheet. All such derivatives instruments owned at December 31, 2001 and 2000 were entered into "at-the-market" and therefore have an amortized cost basis of zero.

Spread-Lock Agreements
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2001 or 2000.

Financial Futures Contracts
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2001 or 2000.

Put Options
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

The Lincoln National Life Insurance Company

Foreign Currency Swaps
The Company uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future. The carrying value of the Company's foreign currency swaps ($3.8 million) represents fluctuations in the spot exchange rate from the trade date to December 31, 2001 and is included in other investments on the balance sheet.

Additional Derivative Information
Expenses for the agreements and contracts described above amounted to $3.5 million, $7.3 million and $6.2 million in 2001, 2000 and 1999, respectively. Deferred gains of $31.2 million as of December 31, 2001 were primarily the result of terminated interest rate swaps. The deferred gains are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of the securities to which the respective hedges applied.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance, the Company enters into master netting agreements with its counterparties.

The Company is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which the contract is traded. The Company currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment grade counterparties.
--------------------------------------------------------------------------------
10. Fair Value of Financial Instruments
The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Unaffiliated Common Stock and Preferred Stock
Fair values of unaffiliated common and preferred stock are based on quoted market prices, where available. For stock not actively traded, fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying values for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-Type Insurance Contracts
The balance sheet caption "policy and contract liabilities" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., universal life, annuity and guaranteed interest contracts). The fair values for the majority of these contracts are based on their approximate surrender values. The fair values for the certain guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet caption "policy and contract liabilities" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure

The Lincoln National Life Insurance Company of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-Term Debt
The carrying value of short-term debt approximates fair value.

Surplus Notes due to LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

Derivatives
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and industry standard models that are commercially available for all other derivatives.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate account by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                                 December 31
                                                                        2001                    2000
                                                               ----------------------  -----------------------
                                                                Carrying                Carrying
Assets (Liabilities)                                             Value     Fair Value    Value     Fair Value
--------------------------------------------------------------------------------------------------------------
                                                                                (in millions)
                                                               ----------------------------------------------
Bonds......................................................... $ 23,421.0  $ 23,780.4  $ 21,852.5  $ 21,866.6
Preferred stocks..............................................      223.6       228.5       261.7       239.5
Unaffiliated common stocks....................................      107.6       107.6       161.7       161.7
Mortgage loans on real estate.................................    4,098.7     4,241.0     4,102.0     4,132.8
Policy loans..................................................    1,708.7     1,849.2     1,723.5     1,845.0
Other investments.............................................      466.6       466.6       485.0       485.0
Cash and short-term investments...............................    2,697.5     2,697.5     1,448.4     1,448.4
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.  (17,545.0)  (17,257.7)  (16,126.3)  (15,850.5)
  Remaining guaranteed interest and similar contracts.........     (122.3)     (128.6)     (243.8)     (247.9)
Short-term debt...............................................     (200.0)     (200.0)     (199.5)     (199.5)
Surplus notes due to LNC......................................   (1,250.0)   (1,160.7)   (1,250.0)   (1,074.5)
Derivatives...................................................        4.5        27.6        13.5        41.9
Investment commitments........................................         --        (5.4)         --        (2.2)
Separate account assets.......................................   38,636.5    38,636.5    43,904.6    43,904.6
Separate account liabilities..................................  (38,634.0)  (38,634.0)  (43,904.6)  (43,904.6)

--------------------------------------------------------------------------------
11. Transactions With Affiliates

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $52.0 million, $57.5 million and $60.4 million in 2001, 2000 and 1999, respectively. LLAD incurred expenses of $34.9 million, $112.9 million and $113.4 million in 2001, 2000 and 1999, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2001 and 2000 include the Company's participation in a short-term cash management program with LNC of $297.9 million and $377.7 million, respectively. Related investment income amounted to $13.9 million, $24.0 million and $16.7 million in 2001, 2000 and 1999, respectively. The short-term loan payable to parent company at December 31, 2001 and 2000 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies, which resulted in a net payment of $78.0

The Lincoln National Life Insurance Company million, $65.7 million and $49.4 million in 2001, 2000 and 1999, respectively, which is included in underwriting, acquisition, insurance and other expenses.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                      Year ended December 31
                                       2001    2000    1999
                                      ------ -------- ------
                                          (in millions)
                                      ----------------------
                    Insurance assumed $ 46.4 $   21.2 $ 19.7
                    Insurance ceded..  950.7  2,192.1  777.6

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                      December 31
                                                     2001     2000
                                                   -------- --------
                                                     (in millions)
                                                   -----------------
           Policy and contract liabilities assumed $  331.1 $  584.4
           Policy and contract liabilities ceded..  1,311.5  1,682.8
           Amounts recoverable on paid and
            unpaid losses.........................    229.3    286.9
           Reinsurance payable on paid losses.....     20.4      9.3
           Funds held under reinsurance treaties--
            net liability.........................  1,588.3  3,294.6

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, which totaled $1.0 billion and $814.6 million at December 31, 2001 and 2000, respectively, and is the beneficiary on letters of credit aggregating to $156.6 million and $709.5 million at December 31, 2001 and 2000, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2001 and 2000, LNC guaranteed $156.6 million and $709.5 million, respectively, of these letters of credit. At December 31, 2001 and 2000, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $75.3 million and $133.7 million, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
--------------------------------------------------------------------------------
12. Separate Accounts
Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums and annuity considerations amounted to $4.4 billion, $5.7 billion and $4.6 billion in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $37.6 billion and $42.9 billion at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.

A reconciliation of transfers to the Company from the separate accounts is as follows:

                                           Year ended December 31
                                        2001       2000       1999
                                      ---------  ---------  ---------
                                               (in millions)
                                      -------------------------------
         Transfers as reported in the
          Summary of Operations
          of the separate accounts:
           Transfers to separate
            accounts................. $ 4,440.7  $ 5,719.2  $ 4,573.2
           Transfers from separate
            accounts.................  (4,500.8)  (5,830.0)  (4,933.8)
                                      ---------  ---------  ---------
         Net transfers from separate
          accounts as reported in
          the Summary of
          Operations in
          underwriting acquisition
          and other expenses......... $   (60.1) $  (110.8) $  (360.6)
                                      =========  =========  =========

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Sales, Transfers and Servicing of Financial Assets


As part of the Company's asset management program, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2001 and reacquired within 30 days of the sale date are:

                                        Book
                                      Value of    Cost of
                         Number of   Securities Securities   Gain
                        Transactions    Sold    Repurchased (Loss)
                        ------------ ---------- ----------- ------
                                      (in millions)
                        -----------------------------------------
              Bonds:
                NAIC 3.     83.0       $155.8     $151.9    $ (.1)
                NAIC 4.    249.0        355.9      370.3     (3.7)
                NAIC 5.       --           --       27.3     (0.2)
                NR.....     21.0         41.8      549.4     (4.0)

--------------------------------------------------------------------------------
14. Reconciliation to Statutory Annual Statement

In connection with the indemnity reinsurance agreements, the Company and Swiss Re also entered into an administrative services agreement whereby Swiss Re provides administrative services, including accounting services to the Company. In connection with the December 31, 2001 statutory financial statements, Swiss Re provided the Company with certain year-end financial information regarding the business that had been reinsured by Swiss Re. Although the Company disagreed with several adjustments made by Swiss Re, the Company was not provided with sufficient information to reverse the effects of these adjustments from the Annual Statement financial statements and related exhibits and schedules. The Company did, however, record an adjustment to reverse the net effect of the disputed items in the Annual Statement filed with the Insurance Department by recognizing miscellaneous revenue and a miscellaneous asset. Because the asset was not specifically identified as an asset within the NAIC APPM, the Company non-admitted the asset in the December 31, 2001 Annual Statement. Subsequent to the Annual Statement filing, the Company obtained additional information regarding the adjustments Swiss Re had made to the statutory financial information provided to the Company. The Company reversed those adjustments prior to completion of the accompanying statutory-basis financial statements. The adjustments that were reversed were principally associated with reinsurance recoverables for paid and unpaid losses.

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2001 Annual Statement, and as reported in the accompanying statutory-basis financial statements:

                                                                                                     (in millions)
Capital and surplus as reported in the Company's Annual Statement...................................    $3,096.0
Increase in surplus resulting from reversal of Swiss Re entries.....................................       420.0
                                                                                                       ---------
Capital and surplus as reported in the accompanying audited statutory-basis balance sheet...........   $3,516.0
                                                                                                       =========
Statutory net income as reported in the Company's Annual Statement..................................   $    67.7
Increase in net income resulting from reversal of Swiss Re entries..................................       111.3
                                                                                                       ---------
Statutory net income as reported in the accompanying audited statutory-basis statement of operations   $   179.0
                                                                                                       =========

Report of Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly-owned subsidiary of Lincoln National Corporation, as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP
February 1, 2002